Exhibit 10.1

Portions of this Exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Such omissions are designated as ***.

LICENSE AND DEVELOPMENT AGREEMENT

THIS LICENSE AND DEVELOPMENT AGREEMENT (this “Agreement”) is made and entered into as of November 26, 2002 (the “Effective Date”) by and between Upsher-Smith Laboratories, Inc., a corporation existing under the laws of the State of Minnesota and which has offices at 14905 23rd Avenue North, Minneapolis, Minnesota 55447 (“USL”), and Unigene Laboratories, Inc., a corporation existing under the laws of the State of Delaware and which has offices at 110 Little Falls Road, Fairfield, New Jersey 07004 (“Unigene”).

R E C I T A L S

WHEREAS, Unigene has developed certain proprietary technology for the manufacture and formulation of salmon calcitonin suitable for nasal administration;

WHEREAS, Unigene has undertaken testing, animal studies and human clinical trials for its formulation of salmon calcitonin;

WHEREAS, USL wishes to obtain an exclusive license from Unigene under Unigene’s intellectual property rights to market Unigene’s formulation of salmon calcitonin in the United States;

WHEREAS, the parties intend that Unigene produce the salmon calcitonin for USL and supply USL with Unigene’s formulation of salmon calcitonin in filled vials, labeled and packaged in bulk;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree to be legally bound as follows:

ARTICLE 1. DEFINITIONS

As used herein, the following terms shall have the following meanings:

“Act” means the U.S. Food, Drug and Cosmetic Act, as amended, and regulations promulgated thereunder.

“Affiliate”, with respect to any party, shall mean any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled By or is Under Common Control With such Person.

“Agreement” shall have the meaning given in the opening paragraph of this document.

“Agreement Term” shall have the meaning set forth in Section 16.1 below.

“Active Pharmaceutical Ingredient” or “API” shall mean bulk active salmon calcitonin in lyophilized form ready for appropriate formulation and filling into Vials.

“Amended Financing Statement” shall have the meaning set forth in Section 13.1(c)(x) below.

“Annual Volume Cap” shall have the meaning set forth in Section 7.1(b) below.

“Business Day” shall mean a day, Monday through Friday, on which banks are open for business in New York, New York.

“Business Plan” shall have the meaning set forth in Section 11.4 below.

“cGMP” shall mean the current Good Manufacturing Practices as set forth in 21 CFR §211, as amended from time to time.

“Confidential Information” shall mean all proprietary and confidential business information, Technical Information, or data owned by a party and disclosed by that party to the other party pursuant to this Agreement including, without limitation, manufacturing, marketing, financial, personnel, scientific and other business information and plans, and the material terms of this Agreement, whether in oral, written, graphic or electronic form.

“Control” and, with correlative meanings, the terms “Controlled By” and “Under Common Control With” shall mean the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, resolution, regulation or otherwise.

“Cost of Goods Sold” shall mean manufacturing costs and expenses incurred by USL (including labor and materials) in connection with assembling and finishing Finished Product upon receipt of Vials supplied by Unigene hereunder *** calculated in accordance with GAAP (as defined in the definition of “Net Sales” below)***.

“Credit” and “Credits” shall have the meanings set forth in Section 4.3 below.

“Earned Royalty” has the meaning given in Section 4.1 below.

“Effective Date” shall mean the date set forth in the opening paragraph of this Agreement.

“FDA” shall mean the U.S. Food and Drug Administration.

“Field” shall mean the nasal administration of salmon calcitonin to human subjects for all indications now or hereafter approved by the FDA.

“Finished Product” shall mean Vials packaged (with the pump and associated packaging) and labeled for sale to the ultimate consumer.

“First Amendment” shall have the meaning set forth in Section 13.1(c)(x).

“First Commercial Sale” shall mean the first sale of Finished Product by USL to a Third Party.

“Forecast” shall have the meaning set forth in 7.2(a) below.

“Force Majeure” shall have the meaning set forth in Section 17.14 below.

“Free Samples” shall have the meaning set forth in Section 7.4(c) below.

“Indemnitor” shall have the meaning set forth in Section 12.1(a) or 12.1(b) below, as applicable.

“Indemnitee” shall have the meaning set forth in Section 12.1(a) or 12.1(b) below, as applicable.

“Infringement Action” shall have the meaning set forth in Section 10.3 below.

“Innovator” shall mean the innovator listed in the Orange Book with respect to the *** which there is a patent listing in the Orange Book.

“Jay Levy Letter to USL” shall have the meaning set forth in Section 13.1(c)(x).

“Label”, “Labeled”, or “Labeling” means all labels and other written, printed, or graphic matter upon: (i) API, Vials or Finished Product (as the case may be) or any container or wrapper utilized with API, Vials or Finished Product (as the case may be) or (ii) any written material accompanying API, Vials or Finished Product (as the case may be).

“Levy Security Agreement” shall have the meaning set forth in Section 13.1(c)(x).

“Levy Security Interest” shall have the meaning set forth in Section 13.1(c)(x).

“Licensed Patents” shall, subject to Section 2.5.4, mean any United States patent (including any extension, reissue, reexamination, or the like relating thereto) or patent application (including any provisional, divisional, continuation or continuation-in-part and renewal applications) now or hereafter owned by or licensed to Unigene that claims Product or any use of Product in the Field, including, without limitation (i) Unigene’s United States Patent No. 6440392 issued on August 27, 2002; provided however, that any rights in Licensed Patents covering API shall be limited to the right to use API in the Product, Vials and Finished Product.

“Licensed Trademark” shall mean the trademark owned or controlled by Unigene and designated by Unigene for use with Finished Product pursuant to Section 11.2.

“Listed Patent” shall mean the patent(s) listed in the Orange Book in connection with NDA No. *** for a nasal product whose active ingredient is salmon calcitonin.

“Loss” and “Losses” shall have the meaning set forth in Section 12.1(a) below.

“Market Year” means each twelve (12) month period following the first day of the month following the First Commercial Sale, and in each successive anniversary of that date.

“Milestone” shall have the meaning set forth in Section 3.2 below.

“Milestone Payment” shall have the meaning set forth in Section 3.2 below.

“Monthly Volume Cap” shall have the meaning set forth in Section 7.1(b) below.

“NDA” shall mean the New Drug Application for the commercial sale of Finished Product in the United States pursuant to 21 U.S.C. §355(b)(2).

“NDA Approval” shall mean final approval by the FDA of the NDA permitting the commercial sale of Finished Product in the United States, and such NDA being made effective pursuant to 21 U.S.C. §355(c)(3).

“Net Royalties” shall mean the sum of Earned Royalties for a given Reporting Quarter minus the Transfer Price, minus the Cost of Goods Sold.

“Net Sales” shall mean the gross revenues earned or accrued (determined in accordance with United States generally accepted accounting principles consistently applied (“GAAP”)) from sales of Finished Product, after NDA Approval by USL or its Affiliates, to a Third Party; less all of the following deductions (as applicable):

(a)	transportation charges, including insurance, for transporting Finished Product;

(b)	sales and excise taxes and duties and any other governmental charges imposed upon the production, importation, use or sale of such Finished Product;

(c)	trade, quantity and cash discounts ***;

(d)	allowances, refunds or credits to customers on account of rejection or return of Finished Product (including returned, spoiled, damaged, outdated or defective goods) or on account of retroactive price reductions affecting Finished Product ***;

(e)	rebates and charge backs attributable to Finished Product, including those granted to managed-care entities and government agencies ***;

(f)	interest, service, finance, and sales carrying charges paid by customers for extension of credit on sales ***; and

(g)	bad debt actually incurred.

Sales among USL and its Affiliates shall be excluded from the computation of Net Sales unless Finished Product is administered or used by such Affiliate. Free Samples shall not be included in the calculation of Net Sales and no Royalty shall be payable with respect to Free Samples.

“Net Sales Shortfall” shall mean the amount by which Targeted Net Sales exceed actual Net Sales in any Market Year for which Exhibit A provides for a Targeted Net Sales objective.

“Notice of Second Amendment” shall have the meaning set forth in Section 13.1(c)(x).

“OOS” shall have the meaning set forth in Paragraph 7 of Exhibit B.

“Orange Book” shall mean a publication of the FDA titled “Approved Drug Products With Therapeutic Equivalence Evaluations”.

“Packaging” means all primary containers, cartons, shipping cases, inserts or any other like material used in packaging, or accompanying API, Vials or Finished Product (as the case may be).

“Paragraph 4 Certification” shall mean a certification pursuant to 21 U.S.C. §355(b)(2)(A)(iv) that Product does not infringe the Listed Patent(s) or that the Listed Patent(s) is/are invalid or unenforceable

“***” shall have the meaning set forth in Section 10.3 below.

“Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including, without limitation, a government or political subdivision, department or agency of a government.

“Product” shall mean Unigene’s proprietary formulation of salmon calcitonin for nasal administration for all indications now or hereafter approved by the FDA.

“Projections” shall have the meaning set forth in Section 5.1 below.

“PTO” shall have the meaning set forth in Section 3.1

“*** Event” shall have the meaning set forth in Section 5.2(a) below.

“Rejected Vials” shall have the meaning set forth in Paragraph 5.1 of Exhibit B.

“Reporting Date” shall have the meaning set forth in Section 6.2 below.

“Reporting Quarter” shall have the meaning set forth in Section 6.2 below.

“Restricted Business” shall have the meaning set forth in Section 14.1(a) below.

“Restricted Period” shall have the meaning set forth in Section 14.1(a) below.

“Royalty” means, collectively and individually, both the Earned Royalty and the Shortfall Royalty.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Second Amendment” shall have the meaning set forth in Section 13.1(c)(x).

“Section 9.2 Credit” shall have the meaning set forth in Section 9.2 below.

“Shortfall Royalty” shall have the meaning set forth in Section 5.2 below.

“SOP” and “SOPs” shall mean Unigene’s Standard Operating Procedures.

“Specifications” shall mean the specifications which describe testing methods and acceptance criteria for Vials as specified in the NDA, as such specifications may be amended from time to time by mutual written agreement of the parties or as requested or required by the FDA, including without limitation such amendments to the NDA. The Specifications shall include, without limitation: (a) the specifications for materials, packaging, components, labeling, finished product and manufacturing controls for the Vials or API (as applicable) covered under Unigene’s Standard Operating Procedures (the “SOPs”), Validation Documentation, policies or covered under any other materials identified and committed to in any applicable regulatory application, and (b)(i) material and component specifications (including approved suppliers and distributors; physical, chemical and microbiological specifications, as appropriate); (ii) Labeling specifications (including approved suppliers and distributors, physical attributes, art proofs); (iii) sampling requirements (for physical, chemical, microbiological testing); (iv) manufacturing requirements, including processing and equipment requirements; (v) in-process control specifications; (vi) Packaging requirements, including processing and equipment requirements; (vii) Finished Product release requirements (including testing methodology, equipment requirements, and release specifications); and (viii) stability specifications (including testing methodology, equipment requirements and testing specifications). All Specifications must comply with cGMP requirements and be consistent with U.S. Pharmacopeia standards, National Formulary standards and International Committee for Harmonization standards, as applicable.

“Suspension Event” shall have the meaning set forth in Section 5.2(a) below.

“Targeted Net Sales” shall mean the Net Sales objective for each Market Year as provided for each such Market Year on Exhibit A.

“Technical Information” shall mean Unigene’s proprietary formulation, clinical, preclinical, animal and manufacturing information and data, regulatory filings, unpublished patent applications and other proprietary information, all of which shall, and does, constitute Unigene’s Confidential Information.

“Territory” shall mean the United States of America, its territories and its possessions.

“Third Party” shall mean any Person other than USL, Unigene or their respective Affiliates.

“Third Party Infringement” shall have the meaning set forth in Section 10.2 below.

“Transfer Price” shall have the meaning set forth in Section 7.4(a) below.

“Unit” shall mean one (1) unit of Finished Product.

“Vial” shall mean a labeled container of Product containing *** of salmon calcitonin.

ARTICLE 2. LICENSE

2.1. License to USL under Licensed Patents.

(a) Subject to the terms and conditions herein, Unigene grants USL an exclusive license in the Territory under the Licensed Patents to make, have made, use, sell or offer for sale Finished Product (i) made from Vials manufactured by, and purchased from, Unigene or its designees or (ii) produced by USL to the extent provided in Sections 7.3(b) or 2.5 below.

(b) Subject to the terms and conditions herein and to the extent required for USL to manufacture Product and Vials pursuant to Section 7.3 below, Unigene grants USL a nonexclusive license in the Territory under the Licensed Patents to make, and use Product and Vials for use in the production of Finished Product for sale in the Territory.

2.2. License to USL under Technical Information.

(a) Subject to the terms and conditions herein, Unigene grants USL an exclusive license in the Territory under the Technical Information to make, have made, use, sell or offer for sale Finished Product (i) made from Vials manufactured by, and purchased from, Unigene or its designees or (ii) produced by USL to the extent provided in Sections 7.3(b) or 2.5 below

(b) Subject to the terms and conditions herein and to the extent required for USL to manufacture Product and Vials pursuant to Section 7.3 below, Unigene grants USL a nonexclusive license in the Territory under the Technical Information to make, and use Product and Vials for use in the production of Finished Product for sale in the Territory.

2.3. License to USL under Licensed Trademark. Subject to the terms and conditions herein, Unigene grants USL an exclusive license in the Territory to sell Finished Product marked with the Licensed Trademark.

2.4 Private Label Distributors. USL has the right to sell Finished Product to Third Parties on a private label basis for distribution by the Third Party of Finished Product under its own private label, subject to the approval of Unigene which approval will not be unreasonably withheld.

2.5 License for Manufacture of API and Product If Unigene Does Not Deliver. In order to provide USL the right to make, have made and use Product and API in the event Unigene does not supply Vials or API as contemplated in this Agreement, the parties now agree that, subject to and in accordance with the terms of this Section 2.5, Unigene shall (and by this Section 2.5 does) grant to USL a limited use right and license to make, have made, import and use API and the Product for use in the production of Vials and Finished Product for sale in the Territory, as described below in this Section 2.5.

2.5.1 License to USL under Licensed Patents. Subject to the terms and conditions of this Section 2.5, Unigene grants USL a nonexclusive license in the Territory under the Licensed Patents to make, have made and use Product and/or API for use only in the production of Vials and Finished Product for sale in the Territory in accordance with, and as contemplated by, this Agreement.

2.5.2 License to USL under Technical Information. Subject to the terms and conditions of this Section 2.5, Unigene grants USL a nonexclusive license in the Territory under the Technical Information to make, have made, import and use Product and/or API for use only in the production of Vials and Finished Product for sale in the Territory in accordance with, and as contemplated by, this Agreement. Unigene shall furnish Technical Information and technical assistance to enable USL to exercise its rights under this Section 2.5.2.

2.5.3 Limitation on Exercise of License.

(a) USL agrees (i) not to exercise the rights and licenses granted as of the date of this Agreement, under Sections 2.5.1 and 2.5.2 above until such time as Unigene does not supply to USL Vials in accordance with the terms of Section 7.3(a) and in such event to exercise its rights and licenses to make or have made Product and Vials using API supplied by Unigene provided Unigene supplies USL’s requirements for API (and USL will furnish forecasts and purchase orders for API in the same manner as contemplated in Section 7.2 for Vials), and (ii) not to exercise its rights under 2.5.1 and 2.5.2 to make or have made API until such time as Unigene does not supply to USL its requirements for API. The exercise of the rights and licenses granted under Sections 2.5.1 and 2.5.2 shall be in addition to any other rights or remedies available under this Agreement or under law.

(b) If USL has, in accordance with Section 2.5.3(a), commenced exercise of the rights and licenses granted as of the date of this Agreement under Sections 2.5.1 and 2.5.2 above, and thereafter Unigene again begins to supply to USL Product or API (as the case may be) in accordance with the terms of this Agreement, USL shall then in an orderly manner discontinue exercise of such rights and licenses and obtain its supply from Unigene, provided that Unigene shall first do the following (it being understood that the following may be performed by Unigene or a permitted successor or assignee of Unigene under this Agreement):

(1) Unigene shall reimburse USL for all reasonable expenses incurred in preparing to commence and commencing the manufacture, testing and supply of Product or API (as the case may be) by USL or a Third Party on behalf of USL under this Section 2.5, including any expenses related to obtaining regulatory approval for the manufacture and supply of API and Product under the NDA, and other expenses as required to comply with applicable law and regulation in connection with such manufacture and supply;

(2) If USL has entered into a contract with a Third Party in connection with the manufacture (for example a contract manufacturer), testing, quality assurance or otherwise in connection with the exercise of USL’s rights under Sections 2.5.1 and 2.5.2 above, Unigene shall have assumed any such contract and obtained the release of USL from any and all obligations thereunder arising from events occurring from and after the date of Unigene’s assumption of that contract (it being understood that Unigene shall not be liable for obligations or liabilities under that contract arising from events occurring before the date of Unigene’s assumption of that contract); and

(3) Unigene shall reimburse USL for any and all *** that USL shall have incurred as a result of Unigene having not supplied Product or API (as the case may be) in accordance with the terms of this Agreement, including payment of amounts incurred or paid by USL to obtain a supply (by exercise of the rights and licenses under this Section 2.5) of Product or API (including as applicable, USL’s cost of manufacture) to the extent it exceeds the Transfer Price that USL would have paid Unigene for such Product or API under this Agreement.

2.5.4 Definition of “Licensed Patents” as Used in Section 2.5. Notwithstanding anything contained in this Agreement to the contrary, as used in Section 2.5, “Licensed Patents” shall mean any United States patent (including any extension, reissue, reexamination, or the like relating thereto) or patent application (including any provisional, divisional, continuation or continuation-in-part and renewal applications) now or hereafter owned by or licensed to Unigene that claims Product or a component thereof, any portion of the production of Product or component thereof, or any use of Product in the Field, including, without limitation (i) Unigene’s United States Patent No. 6440392 issued on August 27, 2002, (ii) Unigene’s United States Patent No. 6103495 issued on August 15, 2000, and (iii) Unigene’s United States Patent No. 4708934 issued on November 24, 1987.

ARTICLE 3. SIGNING FEE AND MILESTONE PAYMENTS

3.1. Signing Fee. As consideration and reimbursement to the Licensor for certain of its costs and expenses associated with in-process research, development, and testing for the Product and Vials, USL will (a) upon the execution of this Agreement, pay Unigene a non-refundable fee of THREE MILLION DOLLARS (U.S. $3,000,000), and pay Unigene certain Milestone Payments subject to and in accordance with Section 3.2 below. The signing fee shall be paid by USL to Unigene upon written confirmation to USL (including written confirmation by fax) of ***.

3.2. Milestones. Subject to the Section 9.2 Credit described in Sections 3.4 and 9.2 below, Upon achievement of certain events (each a “Milestone”), USL shall pay Unigene the corresponding Milestone amount as set forth below (each a “Milestone Payment”):

	Milestone Description	Milestone Payment
1.	Acceptance by the FDA for review of an NDA for Product.	THREE MILLION DOLLARS (U.S. $3,000,000)

2.	The *** of (i) NDA Approval for Product; and (ii) ***.	FOUR MILLION DOLLARS (U.S. $4,000,000)

3.3. Milestone Notices. Unigene shall notify USL in writing of the achievement of each of the foregoing Milestones within *** (***) Business Days after such achievement.

3.4. Milestone Credits. USL shall be entitled to credit against the second Milestone Payment equal to the Section 9.2 Credit (as provided in Section 9.2 hereof).

3.5. Milestone Payments. Milestone Payments shall be due and payable on or before the *** (***) day after delivery to USL of Unigene’s notice of the achievement of the corresponding Milestone.

ARTICLE 4. ROYALTIES

4.1. Royalty. Subject to the credits provided in Section 4.3, USL shall pay to Unigene, or its designee, on a quarterly basis, an earned royalty (the “Earned Royalty”) equal to (a) *** of Net Sales for so long as (1) the Finished Product is covered by at least *** of a Licensed Patent that has issued and is in full force, and (2) ***, or (b) *** of Net Sales of Finished Product in the event that at the time of the sale the circumstances are as described in either (i) or (ii) as follows: (i) both (A) ***, and (B) ***; or (ii) both (A) ***, and (B) ***.

4.2. Royalty Term.

(a) USL’s obligation to pay Earned Royalties shall commence upon the First Commercial Sale and shall continue through ***. After the later of (i) or (ii) above in this Section 4.2(a), (A) USL shall have a fully paid up, royalty-free right and license under the licenses and rights granted under this Agreement and (B) Unigene’s sole compensation under this Agreement will be *** for Vials or API (as the case may be) supplied by Unigene to USL described in ***, provided that, except as provided in Section 17.1, such licenses and rights shall terminate at such time as USL (or its permitted assignee) ***.

(b) USL shall have an obligation to pay a Shortfall Royalty in accordance with and subject to Section 5.2 for any Market Year in which USL has an obligation to pay Earned Royalties *** pursuant to Section 4.1 above. Also as described in Section 5.2, *** of Net Sales. For any Market Year in which USL has an obligation to pay Earned Royalties *** during only a portion of the Market Year, USL’s obligation to pay a Shortfall Royalty shall be determined in accordance with Section 5.2.

4.3. Credits. USL shall be entitled to credit against each payment of Earned Royalties otherwise due the amount of the following to the extent not yet taken as a credit under this Section 4.3: *** (each a “Credit” and, collectively, the “Credits”); provided, however, that in no event shall the aggregate dollar value of such *** Credit for any Reporting Quarter exceed *** of the Net Royalties due to Unigene for such Reporting Quarter. Any unapplied *** Credits shall be applicable to subsequent payments (other than for Transfer Price) due under this Agreement. In addition, USL shall be entitled to credit against any payment of Shortfall Royalty the amount of any ***, provided, however, that in no event shall the aggregate dollar value of such *** for any Shortfall Royalty due for a given Market Year exceed *** of the Shortfall Royalty due to Unigene for such Market Year.

ARTICLE 5. TARGETED NET SALES

5.1. Projections. USL has provided to Unigene projections by Market Year for the projected Net Sales of Finished Product, which projections are attached as Exhibit A (the “Projections”). In the event that ***, Unigene and USL will negotiate in good faith ***; provided, however, that if USL and Unigene cannot reach agreement with respect thereto within *** (***) days of the first meeting between the parties with respect to such matter, (a) the respective officers of Unigene and USL with decision making authority with respect to such matter shall meet face-to-face within *** (***) days after the expiration of the aforementioned *** (***) day period, and (b) if the respective officers of Unigene and USL cannot resolve the matter within *** (***) days after their first meeting, the matter shall be submitted to arbitration pursuant to Section 17.2.

5.2. Targeted Net Sales.

(a) During each Market Year in which USL has an obligation to pay Earned Royalties ***, USL will use commercially reasonable efforts to achieve Targeted Net Sales, as set forth on Exhibit A, provided that for any Market Year in which USL has an obligation to pay Earned Royalties *** under Section 4.1(a) during a portion, but not all, of the Market Year, the Targeted Net Sales shall be prorated to equal the product of the Targeted Net Sales for that Market Year multiplied by a fraction, the numerator of which is the number of days during the applicable Market Year that USL has an obligation to pay Earned Royalties ***, and the denominator of which is the total number of days in that Market Year. Also, *** to reflect the number of days during the applicable Market Year that a “Suspension Event” is occurring. The term “Suspension Event” means the occurrence of any of the following events: (A) Unigene materially *** in accordance with the terms of this Agreement, (B) the occurrence of an event of Force Majeure; ***. Specifically, the Targeted Net Sales for the applicable Market Year shall be reduced by an amount equal to *** during which USL has an obligation to pay Earned Royalties equal to *** of Net Sales.

(b) In addition to Section 5.2(a) above, if a Suspension Event continues for a period *** or more consecutive days, then in addition to the proration of the Targeted Net Sales for the applicable Market Year as described above, *** as, and to the extent, determined pursuant to the same process described below in Section 5.2(c) utilized when a “Reduction Event” has occurred.

(c) Upon the occurrence of a “Reduction Event,” Unigene and USL will negotiate in good faith to reduce, if appropriate, the Targeted Net Sales to reflect such Reduction Event. The term “Reduction Event” means the occurrence of any of the following events: ***. If USL and Unigene cannot reach agreement with respect thereto within *** (***) days following written notice by one party to the other of the occurrence of a Reduction Event, (i) the respective officers of Unigene and USL with decision making authority with respect to such matter shall meet face-to-face within *** (***) days after the expiration of the aforementioned *** (***) day period, and (ii) if the respective officers of Unigene and USL cannot resolve the matter within *** (***) days after their first meeting, the matter shall be submitted to arbitration pursuant to Section 17.2.

(d) The terms of Section 5.2(a) through (c) shall be in addition to any other rights or remedies available under this Agreement or applicable law.

(e) In the event that a Net Sales Shortfall occurs in a given Market Year, within sixty (60) days after the end of such Market Year, USL shall pay to Unigene a “Shortfall Royalty” equal to ***. The payment of the Shortfall Royalty shall be accompanied (or preceded) by a written statement setting forth the itemized calculations used to compute the amount of the Shortfall Royalty.

5.3. Effect of Net Sales Shortfall.

(a) In the event that a Net Sales Shortfall occurs under Section 5.2 in any *** period commencing after ***, Unigene, at its sole option, may terminate this Agreement for cause pursuant to Section 16.3, provided Unigene gives notice of termination specifically referencing this Section 5.5 and stating the basis for such termination within *** (***) days following Unigene’s receipt from USL of the report described in Section 5.2(b) following the end of the *** period. Such termination shall be effective *** (***) days following USL’s receipt of such notice of termination.

(b) In the event of a *** in any Market Year, USL may give written notice at any time of its *** in good faith the ***. Upon such notice from USL, Unigene and USL shall (within thirty (30) days) enter into good faith negotiations for a period of *** (***) days, commencing on the date of Unigene’s written notice, regarding ***, or give written notice that it does not wish to do so. If, in response to any such notice from USL ***, Unigene gives written notice that it does not wish to enter into negotiations as described above, or if the parties enter into such negotiations but are unable to reach agreement as to any ***, USL may, *** upon written notice to Unigene, and such *** shall be effective *** (***) days following Unigene’s receipt of such notice of ***. Absent the written agreement of the parties to the contrary, nothing in this Section 5.3(a) shall limit, or affect Unigene’s rights under Section 5.3(a).

ARTICLE 6. STATEMENTS AND REMITTANCES

6.1. Records. USL will maintain all books and records reasonably necessary to completely and accurately determine the amount of Royalties due to Unigene under this Agreement. USL will maintain such books and records for at least *** (***) months after the end of the Market Year to which those records relate.

6.2. Contents of Net Sales Reports; Payment of Royalties. Within forty-five (45) days after the last day of USL’s manufacturing month (determined in the ordinary course or USL’s business practice) for each February, May, August, and November during the period when USL has an obligation to pay Earned Royalties under this Agreement (the “Reporting Date”), USL shall deliver to Unigene a detailed written report describing, for the three (3) month period ending respectively on the last such day of USL’s manufacturing month for such February, May, August , or November (the “Reporting Quarter”): (a) the number and full description of the Units manufactured and sold by USL and its Affiliates; (b) the gross sales and Net Sales for each such Unit and sufficient information to show the deductions from gross sales used to calculate Net Sales; (c) any Credits, itemized by type, applied against Earned Royalties; (d) the number of Free Samples (as defined below) distributed; and (e) the total Earned Royalties due to Unigene. Each such report shall be accompanied by full payment to Unigene of the Royalties (net of any applicable Credits) or other payments then due and payable under this Agreement.

6.3. Payments.

(a) All payments required to be paid to Unigene under this Agreement shall be made in U.S. DOLLARS by means of ACH wire transfer provided that Unigene maintains authorization permitting such wire transfer by USL into Unigene’s account. If Unigene does not maintain such authorization, after Unigene gives USL notice thereof, USL will pay by check.

(b) Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

(c) Payments hereunder shall be considered to be made as of the date on which such payment is received by Unigene.

(d) In the event that USL is late by more than *** (***) days in paying any amount owed to Unigene under this Agreement, such late payment shall bear interest at the bank reference rate of TCF Bank Minnesota from the date the payment should have been made to Unigene.

6.4. Unigene’s Right to Audit. Upon thirty (30) days prior written notice to USL, USL shall permit an independent certified public accounting firm of nationally recognized standing selected by Unigene and reasonably acceptable to USL, at Unigene’s expense, to have access during normal business hours to examine books and records of USL described in Section 6.1 hereof as may be reasonably necessary to verify the accuracy of the reports described in Section 6.2 hereof. The examination shall be limited to USL’s books and records for any year ending not more than *** (***) months prior to the date of such request, unless any such audit establishes that the Royalties actually paid for any Market Year subject to the audit were actually less than *** percent (***%) of the Royalties due for such Market Year, in which event the audit may extend to include records ending not more than *** (***) months prior to the date of such initial request. An examination under this Section 6.4 shall not occur more than once in any Market Year, and any period shall be subject to audit under this Section 6.4 only once during the term of this Agreement. USL may designate competitively sensitive information, which such accountant may not disclose to Unigene, provided, however, that such designation shall not impair the accountant’s ability to examine the relevant books and records or to report the accountant’s conclusions to Unigene. The accounting firm shall disclose to Unigene only whether the reports described in Section 6.2 hereof are correct or incorrect and the specific details concerning any discrepancies. Any such accounting firm shall sign a confidentiality agreement, in a form and substance reasonably acceptable to USL, as to any of USL’s confidential information which they are provided or to which they have access while conducting any audit pursuant to this Section 6.4. Unigene shall pay all costs of conducting audits pursuant to this Section 6.4; provided, however, that USL shall reimburse Unigene in full for such reasonable costs whenever the accounting reveals that, with respect to any audited period (but in no event a period of less than a Market Year), the aggregate Royalties actually paid to Unigene were less than *** percent (***%) of the total of Royalties due to Unigene hereunder. Should such an audit identify an underpayment of aggregate Royalties, USL shall immediately remit such underpayment amount to Unigene plus interest at the bank reference rate of TCF Bank Minnesota from the date the payment should have been made. Should such an audit identify any overpayment of aggregate Royalties, Unigene shall immediately remit such overpayment amount to USL, ***.

ARTICLE 7. PRODUCTION, TESTING, FORECASTING

7.1. Production.

(a) Except as provided in Sections 7.3 and 2.5, Unigene shall produce API for Product, formulate Product, fill, label and bulk package the Vials with Product for supply to USL, and USL shall obtain Product in Vials from Unigene. Unigene shall collect such data on production, maintain such records, retain such retention and reserve samples of all raw materials and in-process production steps, and take such other steps as required to comply with cGMP. Subject to the confidentiality provisions set forth in ARTICLE 15 hereof, Unigene and USL shall both share such data, information or samples with one another as required to maintain the NDA. Unigene will have, during the period it is to supply Vials or API to USL under this Agreement, the requisite experience, knowledge and expertise, suitable facility and qualified personnel, as well as the legal right, to perform its obligations under this Agreement in a sound, safe, lawful and workmanlike manner. In addition, Unigene will perform in accordance with the terms of Exhibit B attached hereto. USL has the requisite experience, knowledge and expertise, suitable facility and qualified personnel, as well as the legal right to perform its obligations under this Agreement in a sound, safe, lawful and workmanlike manner.

(b) Unigene shall supply all of USL’s requirements for Vials as stated in USL’s purchase orders as described below, provided, however, that Unigene shall not be obligated to accept purchase orders for more than *** Vials per Market Year (the “Annual Volume Cap”) or purchase orders for the delivery of more than *** Vials in any calendar month (the “Monthly Volume Cap”).

(c) USL shall purchase the pumps to be included in Finished Product from a Third Party, and provide appropriate samples to Unigene at no cost. Unigene shall, thereafter, test and release the pumps from such sample.

7.2. Forecasting; Purchase Orders.

(a) USL will deliver to Unigene, within seven (7) days after the beginning of each USL manufacturing quarter, its forecast for Vials for the succeeding twelve (12) manufacturing month period (the “Forecast”), provided that the first Forecast will be provided approximately six (6) months prior to the anticipated date of commercial launch of the Finished Product. The Forecast will be updated each manufacturing quarter on a rolling twelve (12) month basis. Unigene will use the Forecast for planning purposes only. For any given quarter, Unigene may purchase raw materials and components (for Vials or API, as applicable) on the basis of USL’s most recent Forecast for Vials or API (as applicable) for the second manufacturing quarter covered by that Forecast given in accordance with this Section 7.2(a). If USL does not submit purchase orders for that manufacturing quarter in a volume equaling or exceeding such Forecast for that quarter, USL will reimburse Unigene for the cost of those raw materials and components that Unigene cannot use thereafter for the manufacture of Product or Vials or otherwise for equivalent value.

(b) Vials will be ordered by USL by the issuance of separate, pre-numbered binding purchase orders. Unigene will supply USL with its estimated batch yield of Vials to assist USL in ordering batch lot quantities. USL’s purchase orders will designate the desired quantities of the Vials, delivery dates and destinations and will be submitted at least *** (***) days prior to the shipment date specified. Subject to the terms of Section 7.1(b) above, Unigene will fill and ship all orders of Vials in accordance with USL’s purchase orders provided that if such orders exceed the Forecast for such period by more than *** percent (***%), Unigene shall not be required to fill and ship such excess amount, but shall use commercially reasonable efforts to do so. If any USL purchase order is not submitted at least *** (***) days prior to the requested delivery dates, Unigene will still use commercially reasonable efforts to meet USL’s requested delivery dates. Unigene shall not produce Vials more than *** (***) days prior to the shipment date of such Vials; provided, however, in the event that the FDA approves the Product for *** (***) month expiration dating, Unigene shall not produce Vials more than *** (***) days, rather than the aforementioned *** days, prior to the shipment date of such Vials.

(c) All sales of Vials by Unigene to USL will be subject to the provisions of this Agreement and will not be subject to the terms and conditions contained in any purchase order of USL or confirmation of Unigene, except insofar as any such purchase order or confirmation establishes (i) the quantity of Vials to be sold; (ii) the shipment dates for those Vials; and (iii) the destinations to which those Vials are to be shipped. In the event of any conflict between the terms of this Agreement and the terms of any purchase order, invoice or similar document, the terms of this Agreement shall prevail.

7.3. Alternative Source for Vials.

(a) Unigene must be able to supply Vials sufficient to meet the Monthly Volume Cap and the Annual Volume Cap. In order to do so, Unigene shall have the right to designate and (at Unigene’s expense) qualify a Third Party to supply Vials;***.

(b) In addition, if USL anticipates that it will require a quantity of Vials in excess of the Monthly Volume Cap and/or the Annual Volume Cap, USL shall give Unigene reasonable notice thereof. USL and Unigene shall thereafter promptly meet and work together in good faith to identify a reasonable means of increasing capacity for supply in a mutually beneficial, commercially reasonable manner, with the objective of having excess capacity available in the time period reasonably requested by USL. Alternatives for doing so may include Unigene increasing its capacity, qualifying a Third Party to supply Vials, qualifying USL to supply Vials (in which case USL may manufacture Product and Vials under the license and right granted in Sections 2.1(b) and 2.2(b) above and Unigene shall supply all of USL’s requirements for API for use in the manufacture of such Product and Vials (and USL will furnish forecasts and purchase orders for API in the same manner as contemplated in Section 7.2 for Vials)), or some combination thereof, with the objective of achieving such extra capacity in the reasonable time frame on commercially reasonable terms. USL and Unigene shall agree in good faith upon a commercially reasonable manner to proceed with a view of time frame, cost and other commercially reasonable considerations. All costs and expenses incurred in connection with Unigene increasing its capacity, qualifying a Third Party to supply Vials, qualifying USL to supply Vials, or some combination thereof, pursuant to this Section 7.3(b), shall be borne *** by USL and *** by Unigene. Notwithstanding anything in this Section 7.3(b) to the contrary, upon USL giving notice that it will require a quantity of Vials in excess of the Monthly Volume Cap and/or the Annual Volume Cap, Unigene and USL will within *** (***) days of such notice meet to commence good faith discussions and negotiations to decide among the three alternatives taking into account commercially reasonable considerations as discussed in this Section 7.3(b); provided, however, that if USL and Unigene cannot reach agreement with respect thereto within *** (***) days following USL’s written notice, (i) the respective officers of Unigene and USL with decision making authority with respect to such matter shall meet face-to-face within *** (***) days after the expiration of the aforementioned *** (***) day period, and (ii) if the respective officers of Unigene and USL cannot resolve the matter within *** (***) days after their first meeting, the matter shall be submitted to arbitration pursuant to Section 17.2.

7.4. Transfer Price.

(a) The “Transfer Price” shall initially be *** per Vial (plus transportation charges, including insurance). If it becomes clear that by reason of costs outside Unigene’s control that Unigene’s *** percent (***%) shall exceed the *** (plus transportation charges, including insurance) by *** percent (***%) or more, Unigene shall deliver USL written notice of the same (including an explanation of the cause of the increase to Unigene’s ***) at least thirty (30) days before the end of the relevant Reporting Quarter, along with a revised Transfer Price calculated to achieve a price equal to Unigene’s *** percent (***%) based on prices available at the time of the notice, provided that in no event shall the Transfer Price change more than once annually. Notwithstanding the foregoing, at such time as USL’s obligation for the payment of Earned Royalties expires under Section 4.2(a), the applicable Transfer

Price shall be increased to an amount equal to Unigene’s *** percent (***%). In the event USL commences manufacture of Product and Vials pursuant to Section 7.3 or Section 2.5, the Transfer Price for API supplied by Unigene to USL hereunder shall equal Unigene’s *** percent (***%) until such time as USL’s obligation for the payment of Earned Royalties expires under Section 4.2(a), and thereafter the applicable Transfer Price for API shall be increased to an amount equal to Unigene’s *** percent (***%), subject to the terms of Section 14.1(b) below.

(b) After the Transfer Price increases to Unigene’s ***, Unigene shall, upon written request from USL from time to time, but not more than once in any Market Year, promptly furnish to USL written documentation maintained by Unigene in the ordinary course evidencing the cost of ***. Upon thirty (30) days prior written notice to Unigene, Unigene shall permit an independent certified public accounting firm of nationally recognized standing selected by USL and reasonably acceptable to Unigene, at USL’s expense, to have access during normal business hours to examine books and records of Unigene hereof as may be reasonably necessary to verify the accuracy of the Transfer Price for any period after USL’s obligation for the payment of Earned Royalties expires under Section 4.2(a), and written documentation evidencing the cost of manufacture described in this Section7.4(b). The examination shall be limited to Unigene’s books and records for any year ending not more than *** (***) months prior to the date of such request, unless any such audit establishes that the Transfer Price actually paid for any Market Year subject to the audit were actually more than *** percent (***%) of the Royalties due for such Market Year after USL’s obligation for the payment of Earned Royalties expires under Section 4.2(a), in which event the audit may extend to include records ending not more than *** (***) months prior to the date of such initial request. An examination under this Section 7.4(b) shall not occur more than ***, and any period shall be subject to audit under this Section 7.4(b) only once during the term of this Agreement. Unigene may designate competitively sensitive information, which such accountant may not disclose to USL, provided, however, that such designation shall not impair the accountant’s ability to examine the relevant books and records or to report the accountant’s conclusions to USL. The accounting firm shall disclose to USL only whether the Transfer Price paid for the period subject to the audit are correct or incorrect and the specific details concerning any discrepancies. Any such accounting firm shall sign a confidentiality agreement, in a form and substance reasonably acceptable to Unigene, as to any of Unigene’s confidential information which they are provided or to which they have access while conducting any audit pursuant to this Section 7.4(b). USL shall pay all costs of conducting audits pursuant to this Section 7.4(b); provided, however, that Unigene shall reimburse USL in full for such reasonable costs whenever the accounting reveals that, with respect to any audited period (but in no event a period of less than a Market Year), the aggregate Transfer Price actually paid by USL was more than *** percent (***%) of the total Transfer Price due to Unigene for the applicable period hereunder. Should such an audit identify an overpayment of Transfer Price for any period after USL’s obligation for the payment of Earned Royalties expires under Section 4.2(a), Unigene shall immediately remit such overpayment amount to USL plus interest at the bank reference rate of TCF Bank Minnesota from the date the overpayment was made. Should such an audit identify any underpayment of Transfer Price for any period after USL’s obligation for the payment of Earned Royalties expires under

Section 4.2(a), USL shall immediately remit such underpayment amount to Unigene, plus interest at the bank reference rate of TCF Bank Minnesota from the date the payment should have been made.

(c) For each Vial or API (as the case may be) shipped to USL, USL shall pay to Unigene the Transfer Price, which shall be due and payable within thirty (30) days after the last to occur of (i) delivery to USL’s facility of the applicable shipment of Vials or API (as the case may be); and (ii) the delivery to USL of the invoice relating to the applicable shipment of Vials or API (as the case may be).

(d) For each Reporting Quarter, the aggregate amount of any accumulated Transfer Price paid to Unigene, except for such amounts paid on Vials or API (as the case may be) used in samples distributed for no cost or a nominal cost (“Free Samples”), shall be creditable against Earned Royalties pursuant to Section 4.3.

7.5. Shipment and Risk of Loss. Unigene will ship all Vials or API (as the case may be) to USL, F.O.B. point of delivery (USL’s loading dock). The risk of loss of or damage to any Vials or API (as the case may be) ordered by USL and shipped by Unigene will pass to USL upon Unigene’s delivery to USL, F.O.B. point of delivery (USL’s loading dock). Unigene will pay the cost of all freight and insurance for each shipment.

ARTICLE 8. REGULATORY APPROVAL

8.1. NDA Approval and ***. Unigene shall file and pursue the application for NDA Approval. When NDA Approval is granted, ***. Following NDA Approval, Unigene shall cooperate in, and take all commercially reasonable actions necessary for, ***, including without limitation all actions set forth in the regulations of the FDA relating to such *** (currently codified at ***). USL shall reimburse Unigene for Unigene’s payment to the FDA of ***; provided that if, the facility covered by *** to be reimbursed by USL, is being used by Unigene to produce product or materials other than those used for the production and supply of Vials to USL hereunder, USL’s obligation to reimburse Unigene for the *** will be prorated on the basis of the number of products produced at the facility for commercial sale. ***, subject to the limitations set forth in this ARTICLE 8,***.

8.2. *** upon Termination. Upon termination of this Agreement for any reason, USL shall promptly ***. Upon the occurrence of an event requiring USL*** shall cooperate in, take all actions necessary for, ***, including without limitation all actions set forth in the regulations of the FDA relating to such *** (currently codified at ***). *** shall bear the cost and expense of such ***, provided that *** shall bear the cost and expense of such *** in the event of any termination under Section 5.3, or termination by Unigene under Section 16.3.

8.3. Prohibition on Technical Information ***. Except in connection with a permitted assignment of this Agreement by USL as provided in Section 17.1 below, USL shall not assign, transfer or allow any Third Party to reference the Technical Information ***

for any purpose, it being understood and agreed that this prohibition shall not apply in the case of an assignment of this Agreement by USL permitted in Section 17.1. USL shall not employ or reference the Technical Information *** for any purpose other than for the sale of Finished Product in the Territory.

8.4. Permitted Uses of the Technical Information ***. Unigene shall be free to reference and use (a) *** the Technical Information for any purpose outside the Territory, (b) Technical Information for any purpose outside the Field within the Territory, and (c) ***.

8.5. Adverse Drug Reaction. Each party shall promptly inform the other party of any adverse reaction related to API, Product, Vials or Finished Product.

ARTICLE 9. ***

9.1. ***

9.2. ***

ARTICLE 10. INTELLECTUAL PROPERTY RIGHTS

10.1. Patent Prosecution and Maintenance. Unigene shall be responsible in its sole discretion for taking all necessary actions to file, prosecute, and maintain Licensed Patents, including the following:

(a) Filing applications for patents, reexaminations and reissues;

(b) Prosecuting all patent applications and applications for reexaminations and reissue, and responding to opposition or any other form of action for invalidity or revocation (other than litigation described in Section 10.2 or 10.3, for which the responsibility shall be borne as described in those sections); and

(c) Maintaining in force any patents by duly filing all necessary papers and paying any fees required by the patent legislation of the particular country in which such patents were granted.

Unigene shall consult with USL regarding, and shall consider in good faith USL’s proposals and recommendations with respect to, patent applications and applications for reexaminations and reissue under the Licensed Patents. Unigene shall keep USL advised of the status of patent applications and applications for reexaminations and reissue and the patents in the Licensed Patents by making available to USL copies of all patent applications and applications for reexaminations and reissue, office actions, amendments, copies of issued patents and copies of notices from the patent office.

10.2. Patent Enforcement. If either Unigene or USL learns of an infringement or threatened infringement of a Licensed Patent or of a misappropriation of Technical Information by a Third Party in the Field (any of the foregoing, a “Third Party Infringement”), such party shall promptly, and in any event within *** (***) days, notify the other party of such Third Party Infringement. Unigene shall have the right to bring an action to remedy such Third Party Infringement in the Field; ***. In the event that USL does not join in an action brought by Unigene in connection with a Third Party Infringement, Unigene shall bear the entire cost of such action ***. In the event that Unigene elects not to pursue a Third Party Infringement, USL, ***, may bring an action to remedy such Third Party Infringement ***. Notwithstanding anything set forth in this Section 10.2 to the contrary, if necessary, each party agrees to be included as a named party in any Third Party Infringement action.

10.3. Infringement of Third Party Rights. Other than as provided in Section 9.1, if the manufacture, sale or use of Product, Vials or Finished Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Unigene or USL (any of the foregoing, an “Infringement Action”), such party shall promptly notify the other party hereto of such Infringement Action. ***, will assume the defense *** through counsel of its own choice, ***, and in such event, ***. If USL is named as a party *** through counsel of its own choice, ***. Notwithstanding anything set forth in this Agreement to the contrary, *** shall not, under any circumstances (without the prior written consent of ***, which consent shall not be unreasonably withheld), enter into any agreement which (a) extends or purports to exercise ***; or (b) makes any admission regarding (i) wrongdoing on the part of ***; or (ii) the invalidity, unenforceability or absence of infringement ***. The parties shall cooperate with each other in connection with any such Infringement Action and shall keep each other reasonably informed of all material developments in connection with any such Infringement Action. *** shall bear all cost and expense in defending any Infringement Action *** (including, without limitation, any money damages award (including without limitation any award or settlement providing for continuing royalties payable to a third party) and reasonable attorney’s fees and expenses) incurred by *** in connection with such Infringement Action ***; provided, further, however, that the *** shall not include any cost or expense (including, without limitation, any money damages award (including without limitation any award or settlement providing for continuing royalties payable to a third party) and reasonable attorney’s fees and expenses) of USL to the extent attributable to USL’s modification or innovation of Product ***.

ARTICLE 11. MARKETING

11.1. Grant of Marketing and Promotion Rights. Subject to the terms and conditions of this Agreement, Unigene hereby grants to USL the right to market Finished Product within the Territory.

11.2. Trademarks.

(a) Finished Product shall be marketed and distributed under the Fortical® or Forcaltonin® trademarks, which are owned by, and registered and maintained by Unigene. Unigene shall determine which such trademark shall be used and such trademark shall become the “Licensed Trademark”. Unigene hereby grants to USL an exclusive, non-transferable license to use the Licensed Trademark in the Territory solely in connection with the marketing and distribution of Finished Product under this Agreement. All rights not expressly granted in the Licensed Trademark are reserved by Unigene, and USL acknowledges that nothing in this Agreement shall give it any right, title or interest in or to any Unigene trademarks other than the license to the Licensed Trademark granted herein.

(b) Notwithstanding Section 11.2(a) above, if the FDA rejects the Fortical® and Forcaltonin® trademarks for use with Finished Product, USL, at its cost and expense, shall develop, own, register and maintain a different trademark for use with the Finished Product.

(c) In the event that, pursuant to Section 11.2(b) above, USL is the owner of the trademark used in connection with the sale of Finished Product, upon termination of this Agreement for any reason other than termination due to the insolvency or other event described in Section 16.3(a) on the part of Unigene, or due to Unigene’s breach under Section 16.3(b), USL shall assign such trademark to Unigene and Unigene *** for any product sold by Unigene or any licensee bearing such trademark. Unigene shall be obligated to make such *** in the same manner as set forth in Article *** (without reference to any “***” since there are no *** applicable to Unigene’s *** obligation under this Section 11.2), and similarly Unigene shall maintain records and USL shall be entitled to *** in the same manner as set forth in Article ***.

11.3. Marketing Obligations.

(a) Subject to Section 11.3(a) and subject to availability of Vials to be supplied by Unigene, including quantities for commercial launch, following NDA Approval, USL shall, at its own expense, use its commercially reasonable efforts to market and sell the Finished Product within the Territory commensurate with those efforts used by USL to commercialize its own branded products of similar nature, value and status. Upon reasonable request from Unigene, USL will furnish to Unigene, on a confidential basis, subject to the terms of Section 15 of this Agreement, information regarding those efforts used by USL to commercialize its own branded products of similar nature, value and status.

(b) USL shall prepare copy for Finished Product packaging and Finished Product inserts in the appropriate languages and provide to Unigene such copy for submission by Unigene to FDA. USL will, prior to NDA Approval, submit its launch promotional materials to Unigene for submission by Unigene to the FDA on a timely basis in accordance with applicable law and regulation. ***, USL will be responsible for *** on a timely basis in accordance with applicable law and regulation.

(c) Notwithstanding anything contained in this Agreement to the contrary, the parties understand and agree that USL shall not commence shipment of commercial launch quantities of the Finished Product for sale in the United States ***, unless Unigene and USL otherwise first agree in writing that USL shall commence such shipment of commercial launch quantities of the Finished Product prior to such ***.

11.4. Marketing Plans. USL shall furnish to Unigene, on a confidential basis, a draft launch plan (which includes launch promotional materials referenced in Section 11.3(b) above) for Finished Product as soon as is commercially reasonable, taking into account any ***, and the impact of those events on planning and activities in anticipation of commercial launch of the Finished Product. The parties shall meet annually, on or about the anniversary of the First Commercial Sale, to discuss, on a confidential basis, USL’s annual marketing and sales plan for Finished Product. Unigene shall provide to USL consultation in connection with USL’s marketing and sales efforts, including feedback regarding USL’s marketing and sales plans, for Finished Product as reasonably requested from time to time by USL.

ARTICLE 12. INDEMNITY

12.1. General Indemnification.

(a) Unigene (for purposes of this Section 12.1(a), “Indemnitor”) shall, at its own expense, defend, indemnify, and forever hold harmless USL and its respective officers, directors, agents and employees (for purposes of this Section 12.1(a), each an “Indemnitee”), from and against any and all losses, liabilities, claims, costs, damages and expenses (including, without limitation, fines, forfeitures, reasonable attorneys’ fees, disbursements and administrative or court costs) (individually “Loss,” and collectively “Losses”) that arise from any claim of a Third Party arising out of a breach of any representation, warranty or agreement of Unigene in this Agreement, Unigene’s willful misconduct or negligence, or an Infringement Action that alleges that the API or its production violates the Third Party’s intellectual property rights. Notwithstanding the foregoing provisions of this Section 12.1(a), in no event will an Indemnitee be entitled to indemnification under this Section 12.1(a) with respect to any and all Losses to the extent that they arise from an Indemnitee’s (including any Affiliates of an Indemnitee) negligence or willful misconduct. The indemnification provisions of this Section 12.1(a) shall not apply to any matters covered by the indemnification and reimbursement provisions set forth in Sections 9.1, 9.2 or 10.3 hereof, except to the extent that a Loss is due to a breach by Unigene of any representations and warranties set forth in Section 13.1(c)(v) or (vii) in which event USL shall be entitled to indemnification to the full extent provided in this Section 12.1(a).

(b) USL (for purposes of this Section 12.1(b), “Indemnitor”) shall, at its own expense, defend, indemnify, and forever hold harmless Unigene and its respective officers, directors, agents and employees (for purposes of this Section 12.1(b), each an “Indemnitee”), from and against any and all Losses that arise from any claim of a Third Party arising out of a breach of any representation, warranty or agreement of USL in this Agreement or USL’s willful misconduct or negligence. Notwithstanding the foregoing provisions of this Section 12.1(b), in no event will an Indemnitee be entitled to indemnification under this Section 12.1(b) with respect to any and all Losses to the extent that they arise from an Indemnitee’s (including any Affiliates of an Indemnitee) negligence or willful misconduct.

12.2. Supplemental Indemnification.

(a) Unigene agrees to indemnify and hold USL harmless against any and all Losses due to Third Party actions, claims, damages, injuries, losses, costs and expenses (including reasonable attorney’s fees and disbursements) arising from or claimed to arise from the ***, or from manufacture of Product or Vials by Unigene to the extent that such Product (including without limitation the API, included in such Product) or Vials did not meet Specifications. Notwithstanding the foregoing provisions of this Section 12.2(a), in no event will an Indemnitee be entitled to indemnification under this Section 12.2(a) with respect to any and all Losses to the extent that they arise from an Indemnitee’s (including any Affiliates of an Indemnitee) negligence or willful misconduct. The indemnification provisions of this Section 12.2(a) shall not apply to any matters covered by the indemnification and reimbursement provisions set forth in Sections 9.1, 9.2 or 10.3 hereof, except to the extent that a Loss is due to a breach by Unigene of any representations and warranties set forth in Section 13.1(c)(v) or (vii) in which event USL shall be entitled to indemnification to the full extent provided in this Section 12.1(a). In the event USL commences production of some or all of its requirements for Vials, pursuant to Section 7.3 or Section 2.5, references in this 12.2(a) to Product or Vials supplied by Unigene hereunder shall, as applicable, be deemed changed to reference instead API supplied by Unigene hereunder.

(b) USL agrees to indemnify and hold Unigene harmless against any and all Losses due to Third Party actions, claims, damages, injuries, losses, costs and expenses (including reasonable attorney’s fees and disbursements) arising from or claimed to arise from the manufacture of Vials (but only in the event and to the extent that USL manufactures Vials), assembly, outer packaging, labeling, transportation of Finished Product from USL’s facility, sale, performance or use of Finished Product by USL. Notwithstanding the foregoing provisions of this Section 12.2(b), in no event will an Indemnitee be entitled to indemnification under this Section 12.2(b) with respect to any and all losses, liabilities, claims, costs, damages and expenses (including, without limitation, fines, forfeitures, reasonable attorneys’ fees, disbursements and administrative or court costs) to the extent that they arise from an Indemnitee’s (including any Affiliates of an Indemnitee) negligence or willful misconduct.

12.3. Procedure. A Party (the “Indemnitee”) that intends to claim indemnification under this Article 9 shall promptly notify the other Party (the “Indemnitor”) in writing of any loss, claim, damage, liability or action in respect of which the Indemnitee or any of its Affiliates, sublicensees or their directors, officers, employees, agents or counsel intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties. The indemnity agreement in this Article 9 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is made without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 9. At the Indemnitor’s request, the Indemnitee under this Article 9, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information with respect thereto.

12.4. Insurance. From and after NDA Approval, each party will at all times thereafter during the term of this Agreement, maintain in full force and effect, for the benefit of itself and each other, comprehensive general liability insurance which (i) is sufficient to protect against the risks associated with its ongoing business, including the risks which might possibly arise in connection with the transactions contemplated by this Agreement and in any event, will maintain product liability insurance in an amount not less than *** for each occurrence and in the aggregate; and (ii) that cannot be terminated or canceled without giving the other party thirty (30) days prior written notice. Each party’s product liability insurance policy will name the other party as an additional insured. Upon request of the other party, each party shall furnish the other with a certificate of insurance evidencing that such insurance coverage is in force.

12.5. Finished Product Recalls. In the event (i) the FDA issues a request, directive or order that any Finished Product be recalled; or (ii) a court of competent jurisdiction orders such a recall; or (iii) Unigene reasonably determines, after consultation with USL, that any Finished Product should be recalled because API, Product or Vials do not conform to Specifications; or (iv) USL, after consultation with Unigene, reasonably determines that any Finished Product should be recalled for any reason, the parties will take all appropriate corrective actions reasonably requested by the other party or by the FDA. To the extent that any such recall results because API, Product or Vials (in each case made by or on behalf of Unigene) do not conform to Specifications, Unigene will be responsible for all of the expenses of the recall. In all other cases, USL will be responsible for all of the expenses of the recall. For the purposes of this Agreement, the expenses of the recall will include, without limitation, all expenses for notification of customers and the destruction or return of the recalled Finished Product, as well as all reasonable out-of-pocket costs incurred by Unigene and USL in connection with any corrective action taken by Unigene and USL. USL will conduct the recall process. USL and Unigene will fully cooperate with the other party to assist in the recall process as reasonably necessary to complete the process.

ARTICLE 13. REPRESENTATIONS, WARRANTIES, DISCLAIMERS

13.1. Representations And Warranties.

(a) Each party represents and warrants to the other that:

(i)	As of the date of this Agreement, it is duly organized and validly existing under the laws of its state of incorporation or formation, and has full corporate or partnership power and authority to enter into this Agreement and to carry out the provisions hereof.

(ii)	As of the date of this Agreement, it is duly authorized to execute and deliver this Agreement and is (and will continue to be) duly authorized to perform its obligations hereunder, and the Person or Persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action.

(iii)	This Agreement is legally binding upon it, enforceable in accordance with its terms, subject to applicable bankruptcy or other laws affecting creditors’ rights generally and to general principles of equity. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(iv)	It has not, and shall not during the Agreement Term, grant any right to any Third Party which would conflict with the rights granted to the other party hereunder. There are no outstanding assignments, grants, licenses, encumbrances, obligations, or agreements, either written or implied, inconsistent with the terms of this Agreement, except in the case of Unigene as expressly stated below in Section 13.1(c)(x). It has (or shall have at the time performance is due) maintained and shall maintain and keep in full force and effect all agreements (including license agreements) and filings (including patent filings) necessary to perform its obligations hereunder.

(b) USL represents, warrants and covenants to Unigene that:

(i)	As of the date of this Agreement, to USL’s actual knowledge, there is no action, suit or inquiry or investigation instituted by or before any court or governmental agency which questions or threatens the validity of this Agreement.

(ii)	USL agrees that, during the term of this Agreement, USL shall comply with and assure compliance with all laws and regulations applicable to its manufacture of Vials (but only in the event and to the extent that USL manufactures Vials), assembly, packaging, outer labeling, maintenance of government registration, transportation, performance, sale or use of Finished Product.

(iii)	During the term of this Agreement, USL shall only market Finished Product.

(iv)	To the extent that, during the term of this Agreement, USL conducts manufacturing, packaging, labeling or similar activities in conjunction with Vials or Finished Product, all such activities will conform to and be performed in accordance with their applicable Specifications. To the extent that, during the term of this Agreement, USL conducts manufacturing, packaging, labeling or similar activities, USL warrants that all manufacturing, packaging, labeling and similar activities conducted by USL shall be conducted in an FDA Registered Facility under cGMP.

(v)	As of the date of this Agreement, USL has no actual knowledge of any adverse test results regarding Vials or Finished Product that would render Vials or Finished Product, or application thereof (now existing or anticipated) unsuitable or unsafe, and USL agrees promptly to disclose any such actual knowledge as USL shall obtain during the term of this Agreement.

(vi)	USL agrees, during the term of this Agreement, promptly to disclose all pertinent, material correspondence received from the U.S. Patent and Trademark Office and FDA which relates to the Licensed Patents, Vials, Finished Product or the NDA.

(c) Unigene represents and warrants to USL that:

(i)	Except as previously disclosed by or on behalf of Unigene to USL in writing, as of the date of this Agreement, to Unigene’s actual knowledge, there is no action, suit, inquiry, investigation or any threat thereof, that was instituted, or was threatened to be instituted, by or before any court or governmental agency which questions or threatens the validity, priority, enforceability or ownership of any Licensed Patent or the validity of this Agreement.

(ii)	Unigene agrees that, during the term of this Agreement, Unigene shall comply with and assure compliance with all laws and regulations applicable to its manufacture, packaging, labeling, government registration, transportation, performance or use of API, Product and Vials.

(iii)	All Product and Vials (as the case may be) sold by Unigene to USL pursuant to this Agreement will, during the term of this Agreement, conform to and be performed in accordance with their applicable Specifications. Unigene warrants that, during the term of this Agreement, Product and Vials (as the case may be) delivered by Unigene to USL shall be manufactured in an FDA Registered Facility under cGMP.

(iv)	Unigene has not received any written notification of, and as of the date of this Agreement, has no actual knowledge that there is now pending or that there have been any FDA regulatory orders to restrict or limit the use of API, Product, Vials or Finished Product, and Unigene agrees, during the term of this Agreement, promptly to disclose any such actual knowledge as Unigene shall obtain during the term of this Agreement. Except as previously disclosed to USL in writing, Unigene has no actual knowledge of any adverse test results regarding API, Product, Vials or Finished Product that would render API, Product, Vials or Finished Product, or application thereof (now existing or anticipated) unsuitable or unsafe, and Unigene agrees, during the term of this Agreement, promptly to disclose any such actual knowledge as Unigene shall obtain during the term of this Agreement.

(v)	To Unigene’s actual knowledge, as of the date of this Agreement, the development and reduction to practice of the Licensed Patents as related to API, Product, Vials or Finished Product have not constituted or involved the misappropriation of trade secrets of any Third Party that would reasonably be expected to materially impair Unigene’s rights under the Licensed Patents, and Unigene agrees, during the term of this Agreement, promptly to disclose any such actual knowledge as Unigene shall obtain during the term of this Agreement.

(vi)	To Unigene’s actual knowledge, as of the date of this Agreement, no Third Party is using or infringing information or processes covered by the Licensed Patents as they relate to API, Product, Vials or Finished Product.

(vii)

Except as previously disclosed to USL in writing, to Unigene’s actual knowledge, as of the date of this Agreement, there is no outstanding written order, judgment, decree or stipulation regarding API, Product, Vials or Finished Product or restricting their respective uses, or use of the Technical Information or the Licensed Patents as contemplated by this Agreement, and, to Unigene’s actual knowledge, there is no legal, governmental or regulatory proceeding pending or threatened against Unigene that materially impairs the Licensed Patents or the use or sale of API, API, Product, Vials or Finished Product, and Unigene agrees, during the term of this Agreement, promptly to disclose any such actual knowledge as Unigene shall obtain during the term of this Agreement.

(viii)	To Unigene’s actual knowledge, as of the date of this Agreement, Unigene has made available to USL all pertinent, material correspondence received from the U.S. Patent and Trademark Office and FDA which relates to the Licensed Patents, API, Product, Vials, Finished Product or the NDA, and Unigene agrees, during the term of this Agreement, promptly to disclose any such knowledge as Unigene shall obtain during the term of this Agreement.

(ix)	Unigene has disclosed to USL any material third party patents which Unigene has considered as being of possible relevance to the manufacture, use or sale of the Product, Vials and the Finished Product.

(x)	Unigene has granted Jay Levy a security interest in the Licensed Patents (the “Levy Security Interest”), evidenced by the Patent Security Agreement between Unigene and Jay Levy dated March 13, 2001, and Amendment thereto dated May 29, 2001, both of which are attached hereto as Exhibit C (respectively, the “Levy Security Agreement” and the “First Amendment). As a condition to USL entering into this Agreement, Jay Levy has agreed to amend the Levy Security Agreement effective as of the execution of this Agreement in the form of the “Second Amendment” (attached hereto as Exhibit D) to the Levy Security Agreement, and to execute that certain “Jay Levy Letter to USL” attached hereto as Exhibit E. The Second Amendment and the Jay Levy Letter to USL shall reflect that the Levy Security Interest is subject to this Agreement and if an event occurs permitting Jay Levy to exercise his rights as a secured party, the Levy Security Interest shall be subject to the rights of USL under this Agreement. Unigene shall cause the Second Amendment to be filed with the PTO (which filing shall be in the form of the “Notice of Second Amendment” attached hereto as Exhibit F) and to file “Amended Financing Statement” with the Secretaries of State of both Delaware and New Jersey in the form of Exhibit G.

13.2. Disclaimer of Warranties, Etc. THE REPRESENTATIONS, WARRANTIES, COVENANTS AND CONDITIONS OF THE PARTIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS, WARRANTIES, COVENANTS AND CONDITIONS, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED BY STATUTE

OR OTHERWISE. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.

ARTICLE 14. NONCOMPETITION

14.1. Covenant Not to Compete.

(a) During the period commencing on the Effective Date and continuing until *** after the expiration of USL’s obligation to pay Earned Royalties (the “Restricted Period”), USL, other than pursuant to this Agreement, shall not, and shall cause its Affiliates to not, engage in the Territory in developing, manufacturing, marketing, or selling *** without the prior written consent of Unigene. Also, if USL decides to develop, market or sell a *** product other than a *** product (after reasonable inquiry and due diligence by USL regarding the market and product) in the Territory, and Unigene is developing such a product and has the authority and right to grant to USL exclusive rights in that product in the Territory similar to the rights granted hereunder, then before USL begins to develop, market or sell any other such *** product USL will give Unigene written notice of its interest, and the parties shall enter into good faith discussions regarding the grant of rights by Unigene to USL in Unigene’s such other *** product. USL shall be free to pursue such other *** product without restriction if: (1) Unigene does not give USL written notice of its interest in entering into such good faith discussions within *** (***) days following the date of USL’s written notice of interest; (2) the parties do not sign a terms sheet outlining basic financial terms regarding a proposed transaction within *** (***) days following the date of USL’s written notice of interest; or (3) the parties do not sign a definitive agreement regarding the grant of rights by Unigene to USL in such other *** product within *** (***) days following the date of USL’s written notice of interest. Notwithstanding the foregoing provisions of this Section 14.1(a), the restrictive covenants of USL contained in this ARTICLE 14 shall expire and be of no further force or effect in the event of that USL terminates this Agreement for cause pursuant to Section 16.3(b) or USL terminates this Agreement pursuant to Section 17.1(c).

(b) During the Restricted Period, Unigene, other than pursuant to this Agreement, shall not, and shall cause its Affiliates to not, engage in the Territory in developing, manufacturing, marketing or selling a *** product for use in the Field and in the Territory without the prior written consent of USL; provided, however, the foregoing shall not restrict Unigene’s ability to develop, manufacture, market, use or sell API to Third Parties, provided, further, that after USL’s obligation to pay Earned Royalties ends, Unigene shall *** (1) those reflected in the computation of ***, (2) the price and terms on which Unigene *** for supply to USL hereunder, or (3) the price and terms on which Unigene *** for the production of Product and Vials, in the event that USL commences production of some or all of the Product and Vials for Finished Products pursuant to Section 7.3(b) or Section 2.5. Notwithstanding the foregoing provisions of this Section 14.1(b), the restrictive covenants of Unigene contained in this ARTICLE 14 shall expire and be of no further force or effect in the event of that Unigene terminates this Agreement for cause pursuant to Section 16.3(b) or USL terminates this Agreement pursuant to Section 17.1(c).

(c) If either party violates its respective covenant not to compete under Sections 14.1(a) and 14.1(b), the Restricted Period of that party’s covenant not to compete shall be deemed increased by the number of days during which such party violated its covenant not to compete.

(d) Each party acknowledges that, in consideration of the mutual promises and covenants set forth herein, both the length of time and the geographic scope of the restrictions set forth in this ARTICLE 14 are considered by it to be reasonable given the nature of Product and are necessary to the protection of the other party’s rights hereunder.

ARTICLE 15. CONFIDENTIALITY; PUBLICATION

15.1. Confidentiality. The receiving party shall not transfer any samples or disclose any Confidential Information of the disclosing party to any Third Party other than in confidence to those of the receiving party’s own employees and attorneys to whom disclosure is necessary, on a “need to know” basis, to carry out the receiving party’s rights and obligations hereunder. The receiving party shall not make any other use (commercial or otherwise) of the Confidential Information except as contemplated under this Agreement without the prior written consent of the disclosing party. At all times the receiving party shall protect the disclosing party’s Confidential Information with at least the same degree of care it uses to protect its own Confidential Information, such care to be of the type and degree of care that would be used by a reasonable and prudent business person. The obligations of confidentiality and restrictions on the use of Confidential Information contained herein shall continue in force for a period five (5) years following any termination of this Agreement.

15.2. Exceptions. Confidential Information shall not include any information which the receiving party can prove falls into any of the following categories:

(a) information that is now known or becomes known to the public through no fault of receiving party;

(b) information that, at the time of disclosure by the disclosing party, was already known to the receiving party;

(c) information that is or was disclosed to the receiving party, free of any obligation of confidentiality, by a Third Party who has the right to disclose the same;

(d) information that is independently developed by receiving party employees without access to the disclosing party’s Confidential Information, as demonstrated by competent proof; or

(e) as required to be disclosed by judicial authorities, provided that the receiving party promptly informs the disclosing party in writing of such obligation and affords the disclosing party the opportunity to oppose such order.

15.3. Ownership of Confidential Information. Except as expressly provided herein to the contrary, Confidential Information is, and will remain, the property of the disclosing party, and the receiving party has no claim of ownership to the Confidential Information of the disclosing party. At the written request of the disclosing party, the receiving party agrees to return to the disclosing party any Confidential Information furnished by the disclosing party containing any Confidential Information (regardless of form or author), and all copies thereof; provided, however, that the receiving party may retain a copy of Confidential Information received from the disclosing party for solely for legal archival purposes. In the event the receiving party has included Confidential Information of the other party in any of its own internally prepared documents, the receiving party shall not be obligated to deliver those internal documents to the disclosing party, but the receiving party shall collect and segregate all such internal documents from its other flies and shall certify in writing to the disclosing party that such internal documents: (a) have been collected and segregated; (b) will not be duplicated; and (c) will be maintained confidential in accordance with this Agreement or have been destroyed.

15.4. Terms of Agreement. The parties agree that this Agreement and the terms hereof shall be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms as are required to be disclosed under strictures of confidentiality to bona fide potential investors or lenders, or as otherwise required pursuant to applicable law.

15.5. Authorized Disclosure. Each party may disclose Confidential Information belonging to the other party solely to the extent such disclosure is reasonably necessary in the following instances:

(a) filing or prosecuting patents relating to the Agreement;

(b) FDA, SEC and other required governmental or regulatory filings;

(c) prosecuting or defending litigation;

(d) complying with applicable court orders or governmental regulations;

(e) conducting pre-clinical or clinical trials;

Notwithstanding the foregoing, in the event a party is required to make a disclosure of the other party’s Confidential Information pursuant to this Section 15.5, it shall give reasonable advance notice to the other party of such disclosure and use efforts to secure confidential treatment of such information at least as diligent as such party would use to protect its own confidential information, but in no event less than reasonable efforts. In any event, the parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. The parties shall consult with each other on the provisions of this Agreement to be redacted in any filings made by the parties with the SEC or as otherwise required by law.

15.6. Prior Confidentiality Agreements. Unigene and USL agree that the confidentiality provisions set forth in this ARTICLE 15 shall govern all disclosures of Confidential Information prior to the Effective Date and that any prior agreements relating by the same (including, without limitation, the Mutual Confidentiality Agreement, dated as of July 1, 2002, by and between USL and Unigene) are superseded by this Agreement.

ARTICLE 16. TERM

16.1. Agreement Term. The term of this Agreement shall commence on the Effective Date and continue through the expiration of USL’s obligation to pay Royalties under Article 4, and continue thereafter ***, it being understood and agreed that after expiration of USL’s obligation to pay Royalties under Article 4, USL shall have a fully paid up, royalty-free right and license under the licenses and rights granted under this Agreement, unless earlier terminated pursuant to this ARTICLE 16 or extended upon terms mutually agreeable to both parties.

16.2. Termination by Mutual Agreement. The parties may at any time terminate this Agreement by written agreement executed by both Unigene and USL.

16.3. Termination for Cause. Each party shall have the right to terminate this Agreement immediately upon delivery to the other of written notice upon the occurrence of any of the following:

(a) Upon or after the insolvency, dissolution or winding up of the other party (other than a dissolution or winding up for the purpose of reconstruction or amalgamation); or

(b) Upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within the sixty (60) day period following written notice of such breach by the non-breaching party. The notice described in the immediately preceding sentence shall state the nature of the breach in reasonable detail and that the terminating party views such alleged breach as a basis for terminating this Agreement under this Section 16.3(b). Notwithstanding the foregoing, if the breach cannot reasonably be cured within sixty (60) days through no fault or delay on the part of the breaching party, the breaching party shall not be in breach of this Agreement if said party promptly (i) notifies the non-breaching party of delay and its cause; and (ii) commences to cure the breach and diligently and in good faith continues to cure the breach; provided, however, that in no event shall the breaching party’s cure period be extended for more than an additional *** (***) days.

(c) This Agreement may be terminated as provided in Sections 5.3(a) and (b), and 17.1(c).

(d) Notwithstanding anything contained in the Agreement to the contrary, if there is a dispute between the parties as to whether the alleged material breach occurred or whether it has been cured, and either party, prior to the expiration of the applicable cure period, initiates arbitration under Section 17.2 to resolve that dispute, the applicable cure period will be deemed extended for a period of forty-five (45) days after the entry of final judgment by a court of competent jurisdiction on an arbitration award determining (as applicable) that the breach specifically alleged in the Notice of Cure in fact occurred, is material and has not been cured.

16.4. Accrued Rights, Surviving Obligations.

(a) Expiration or termination of this Agreement shall not affect any rights or obligations of either party accruing prior to such expiration or termination. Certain rights shall survive termination as set forth below. The provisions of this Section 16.4, together with Sections 8.2, 13.2, 14.1, 16.5, 17.2, 17.3, 17.4 and 17.6 and ARTICLES 3, 4, 6, 9, 12 and 15, and any other provision which by its terms is intended to survive the termination of this Agreement, shall survive the expiration or termination of this Agreement.

(b) Promptly after termination of this Agreement each party shall return or dispose of any material, technology or know-how of the other in the accordance with the instructions of the other, except for such material or information that is (i) required to be retained by applicable law; (ii) reasonably necessary to effect any licenses that remain in force pursuant to this ARTICLE 16; or (iii) retained solely for legal archival purposes (for purposes of this clause (iii), in each case, limited to one copy or specimen).

(c) In the event this Agreement is terminated for any reason after commencement of commercial sales of Finished Product by USL and/or its Affiliates, USL and its Affiliates shall have the right to continue to complete assembly of Finished Product, and to sell all inventory of Finished Product so produced and also any Finished Product on hand as of the date of termination subject to the applicable terms of this Agreement, including, but not limited to, Earned Royalty obligations.

16.5. Bankruptcy Provisions. All rights (including any marketing and distribution rights) granted under or pursuant to the Agreement by Unigene to USL are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code. The Parties agree that USL, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, subject to performance by USL of its preexisting obligations under the Agreement. The Parties further agree that, in the event of the *** of a bankruptcy proceeding by or against Unigene under the U.S. Bankruptcy Code, USL shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to USL (a) upon any such *** of a bankruptcy proceeding upon written request therefor by USL, unless Unigene elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of Unigene upon written request therefor by USL.

ARTICLE 17. MISCELLANEOUS

17.1. Assignments.

(a) Except as provided in this Section 17.1, this Agreement may not be assigned or transferred by either party without the prior written consent of the other, which consent will not be unreasonably withheld.

(b) Subject to Section 17.1(c) and Section 17.1(d), any party may assign its rights hereunder to an Affiliate or, subject to the terms of this Section 17.1, to a purchaser in connection with a merger or consolidation of such party, or a sale of all or substantially all of the assets or business of that party to which the Product relates (in each case, outside of a bankruptcy proceeding in which USL is the bankrupt party).

(c) If USL is the assignor and the assignee is *** or another party engaged in the business of marketing or selling a *** product, such assignment of this Agreement by USL shall be subject to the prior written approval of Unigene. USL shall give prior written notice of the anticipated assignment to such a party, and within *** (***) days after Unigene’s receipt of USL’s notice, Unigene shall give USL written notice whether it approves or does not approve of such an assignment. If Unigene fails to give written notice under the preceding sentence within the specified time frame, Unigene shall be deemed to have approved of such assignment. If Unigene does not approve of such an assignment, USL may terminate this Agreement effective on the date specified in such notice of termination.

(d) If USL is the assignor and the assignee is engaged in the business of marketing or selling a *** product that is not a *** product, then USL shall give prior written notice of the anticipated assignment to such a party, and within *** (***) days after Unigene’s receipt of USL’s notice, Unigene shall notify USL either (1) that Unigene elects to permit the assignment of *** the assignment of this Agreement to such assignee, or alternatively (2) that Unigene elects, at the time of the assignment of this Agreement to such assignee, ***, and contemporaneously to grant such assignee all rights, and deliver such documents and do such things, ***, as reasonably required to permit USL to provide the assignee all rights to commercialize the Finished Product as provided to USL under this Agreement (it being the intention of the parties that such *** shall not present an impediment in any respect to the assignee’s ability to commercialize the Finished Product or otherwise to exercise the rights under this Agreement). If Unigene fails to give written notice of its election under the preceding sentence within the specified time frame, Unigene shall be deemed to have elected to permit the *** to such assignee.

(e) Any assignment of this Agreement by either Unigene or USL shall not release the assigning party hereto from its duties and obligations under this Agreement, and in the event of any such assignment of this Agreement the assignee must agree in writing to be bound by the terms and conditions of this Agreement. Any purported assignment, delegation, sale, transfer or other disposition in violation of this Section 17.1 shall be null and void. This Agreement shall be binding upon, and inure to the benefit of, Unigene and USL and their respective successors and assigns, to the extent such assignments are in accordance with this Section 17.1.

17.2 Governing Law. This Agreement shall be governed by the substantive laws of the State of New York (without regard to the principles regarding conflicts of law). All disputes arising out of or relating to this Agreement (including any questions of fraud or questions concerning the validity or enforceability of this Agreement) shall, unless earlier resolved by mutual agreement, be finally settled by arbitration to be held in Chicago, Illinois pursuant to the then existing Commercial Rules of the American Arbitration Association. The arbitration panel shall consist of three arbitrators. Each party shall appoint one arbitrator within thirty (30) days from the date of filing any demand for arbitration and the third arbitrator (as well as any other vacancies on the panel) shall be appointed by the American Arbitration Association. The arbitration hearing will take place and the award will be made within ninety (90) days of the filing of any demand for arbitration. Any determination as to the arbitrability of an issue or dispute shall be made by the arbitrators. Judgment upon the award of a majority of the arbitrators shall be binding upon the parties hereto and may be entered in any court having jurisdiction. Specific performance and injunctive relief may be ordered by the award. The parties shall each pay their respective costs and attorney fees. The fees and costs to be paid to the AAA for the arbitration shall be allocated between Unigene and USL so that (a) the party initiating arbitration (the “Initiating Party”) shall pay a portion of the arbitration fees and costs to be paid to the AAA proportionate to the aggregate amount of the disputed items submitted to arbitration that are decided against the Initiating Party relative to the total amount of all disputed items submitted to arbitration, and (b) the non-Initiating Party shall pay the balance. In the event that a dollar value cannot be assigned to a matter taken to arbitration, the arbitration expenses shall be allocated between Unigene and USL in accordance with the decision of the arbitration panel that reflects the relative fault of the parties. As the sole exception to arbitration, each party shall have the right to obtain injunctive relief from any court having jurisdiction so as to preserve that party’s rights for resolution in any pending or imminent arbitration proceedings, but no such injunction shall prohibit or postpone such arbitration proceedings and the injunctions may be modified or vacated as a result of the arbitration award.

17.3. Equitable Relief. Each party acknowledges and agrees that, notwithstanding anything to the contrary contained herein, any breach by such party or its Affiliates of ARTICLE 8, 14 or 15 hereof shall cause irreparable harm to the other party and that the other party’s remedies at law for any such breach or threat of breach shall be inadequate, and that the other party shall be entitled to an injunction or injunctions to prevent such breaches and to enforce specifically such terms and provisions, in addition to any other remedy to which the other party may be entitled at law.

17.4. Public Announcements. Except as permitted under this Section 17.4 or as otherwise agreed to by the parties, neither party shall issue a press release or public statement regarding the existence of this Agreement or the terms thereof without the prior written consent of the other, which consent shall not be unreasonably withheld. Nothing herein shall prohibit any disclosures by either party required by law, regulation or stock exchange rule, but in such event such party shall seek confidential treatment of the terms of this Agreement to the extent feasible, and nothing shall prohibit disclosure to the parties’ stockholders or to potential investors or lenders provided that such potential investors or lenders have agreed in writing to keep confidential the disclosed information on terms not less restrictive than those contained in this Agreement. Further, Unigene shall be entitled to disclose to its stockholders only the existence of this Agreement, the amount of the Signing Fee, the sum of the Signing Fee and Milestone Payments (assuming the milestones are met, and without specifying the Milestones or specific Milestone Payments), and that Unigene is entitled to receive a transfer price on the Vials and API (as applicable) and royalties on sales but without disclosing the amount of such Transfer Price, Royalties or the royalty percentage.

17.5. Non-Waiver. A waiver of any breach of any provision of this Agreement shall not be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.

17.6. Disclaimer of Agency. Nothing herein contained shall be deemed to create a joint venture, employer-employee, agency or partnership relationship between the parties hereto. Neither party shall have any power to enter into any contracts or commitments in the name of, or on behalf of, the other party, or to bind the other party in any respect whatsoever.

17.7. Notices. Any notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by international express delivery service, registered or certified air mail, return receipt requested, postage prepaid, or by facsimile (confirmed by prepaid registered or certified air mail letter or by international express delivery mail) (e.g., FedEx)), and shall be deemed to have been properly served to the addressee upon receipt of such written communication, to the following addresses of the parties, or such other address as may be specified in writing to the other parties hereto:

If to Unigene:	Unigene Laboratories, Inc.
110 Little Falls Road
Fairfield, New Jersey 07004
	Attention:	President
	Telephone:	973-882-0860
	Telecopy:	973-227-6088

with a required copy to:	Dechert
Princeton Pike Corporate Center
997 Lenox Drive
Building 3, Suite 210
Lawrenceville, New Jersey 08648-5218
	Attention:	Allen Bloom, Esq.
	Telephone:	609-620-3214
	Telecopy:	609-620-3259

if to USL	Upsher-Smith Laboratories, Inc.
14905 23rd Avenue North
Minneapolis, Minnesota 55447
	Attention:	President and COO
	Telephone:	763-473-4412
	Telecopy:	763-476-4026

with a required copy to:	Lindquist & Vennum P.L.L.P.
4200 IDS Center
Minneapolis, MN 55402
	Attention:	Joel H. Green, Esq.
	Telephone:	612-371-5778
	Telecopy:	612-371-3207

17.8 Entirety of Agreement. This Agreement embodies the entire understanding between the parties relating to the subject matter hereof, whether written or oral, and there are no prior representations, warranties or agreements between the parties not contained in this Agreement.

17.9 Severability. If any provision of this Agreement is declared invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court. The parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement. In the event that no such agreement can be reached, the parties shall request that the court reform the provision.

17.10. Amendments and Modifications. Any amendment or modification of any provision of this Agreement must be in writing, dated and signed by both parties hereto.

17.11. Compliance with Applicable Laws. Each of Unigene and USL covenants and agrees that all of its activities under or pursuant to this Agreement shall comply with all applicable laws, rules and regulations.

17.12. Headings. Any headings contained herein are for directory purposes only, do not constitute a part of this Agreement, and shall not be employed in interpreting this Agreement.

17.13. Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original.

17.14. Force Majeure. Each party shall be excused for any failure or delay in performing any of its obligations under this Agreement, if such failure or delay is caused by Force Majeure, provided that such party shall (a) promptly notify the other party in writing of the occurrence or circumstance upon which it intends to rely to excuse its performance; (b) immediately resume performance after the cause of delay is removed; and (c) use all commercially reasonable efforts to minimize the duration of such delay. In the event of a Force Majeure affecting Unigene’s performance, Unigene will allocate materials, personnel and resources equitably and not give any preference to any particular customers including to Unigene itself. For purposes of this Agreement, “Force Majeure” shall mean any act of God, accident (other than arising out of the asserting party’s negligence), explosion (other than arising out of the asserting party’s negligence), fire (other than arising out of the asserting party’s negligence), storm, earthquake, flood, drought, riot, embargo, civil commotion, war, act of war or terrorism, act or order of any governmental authority, inability to obtain or delay in the delivery of raw materials, parts or completed merchandise by the supplier thereof, or any other circumstances or event beyond the reasonable control of the party relying upon such circumstance or event.

17.16. No Rights or Licenses by Implication. No rights or licenses with respect to Product or any intellectual property rights or technology of either party are granted or deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement.

UPSHER SMITH LABORATORIES, INC.

By:
Name:
Title:

UNIGENE LABORATORIES, INC.

By:
Name:
Title:

EXHIBIT A – PROJECTIONS AND TARGETED NET SALES

MARKET ***	PROJECTIONS of Net Sales	TARGETED NET SALES

***	***	***

***	***	***

***	***	***

***	***	***

*** and each Market *** thereafter	***	***

***

EXHIBIT B - MANUFACTURING PROCEDURES

1. Specifications. Unigene shall, at its expense, manufacture (or have manufactured) API, Product and Vials in accordance with the Specifications and cGMP, and the applicable NDA.

2. Quality Assurance Investigations. *** for any API, Product or Vials found not to conform with the Specifications. Unigene *** communicate to USL any quality issues or failures of audits of the FDA that affect USL’s ability to obtain, promote or sell Finished Product. Unigene *** USL with copies of all investigation reports relating to API, Product or Vials ***.

3. Access to Facilities. USL will *** to the facilities of Unigene (or its contract manufacturer, as the case may be) at mutually agreeable times for the sole purpose of auditing compliance with cGMP and for overall compliance with the Act. Absent unusual circumstances, such audits will be limited to *** audit *** and will be conducted by a reasonable number of employees of USL who are subject to the same requirements of confidentiality as USL. The parties will cooperate in scheduling and conducting such audits so as not to unreasonably interfere with Unigene’s day-to-day operations, it being understood that Unigene will need to make personnel and facilities available in the conduct of such audits.

4. Labeling, Packaging and Promotional Materials. ***

5. Rejected Vials.

5.1. Within *** (***) days of receipt of Vials, USL will either accept or reject such Vials. *** In the event of rejection, USL’s notice to Unigene will specify in reasonable detail how the Vials lot failed to conform to the Specifications. Unigene will have an opportunity to investigate and reevaluate any such Vials. All Vials will be submitted to inspection and evaluation in accordance with Unigene’s SOPs to determine whether or not they meet the Specifications. As to any Vials which do not comply with the Specifications and are rejected by USL (“Rejected Vials”), Unigene must, *** that Rejected Vials promptly, but in all events within *** (***) days of USL’s notice of rejection. Unigene will make arrangements with USL for the return or disposal of all Rejected Vials, at *** expense.

5.2 ***

5.3 In the event USL commences production of some or all of its requirements for Vials, pursuant to Section 7.3 or Section 2.5 of the Agreement, references in this Section 5 of Exhibit, to Rejected Vials shall be deemed changed to reference instead Rejected API.

6. Product Documentation.

6.1. Unigene will maintain adequate and accurate books and records, including but not limited to, manufacturing records and lot traceability records, with respect to each lot of Vials. These records will be retained by Unigene for a period after completion of the applicable lot of Vials equal to the later of (a) *** (**) months or (b) *** after the expiration date of the applicable lot of Vials.

6.2. Unigene will test each shipment of Vials before delivery to USL, and will provide to USL a Certificate of Analysis which sets forth the items tested, specifications and test results for each lot delivered, all in a manner which complies with the NDA, the Act and other applicable laws and regulatory requirements. The appropriate Certificate of Analysis will accompany each shipment of Vials shipped to USL.

6.3. Unigene agrees that its quality assurance function shall, within *** (***) Business Days following the manufacture of each batch, review the manufacturing records for all steps in the manufacture of such batch. Upon discovery of any deviation from cGMP or from any warranty hereunder Unigene shall conduct promptly an appropriate investigation to determine the cause of such deviation and take appropriate action at its expense to avoid recurrence. Unigene shall provide a copy of any such investigation report to USL.

6.4. ***

6.5. Unigene will promptly notify USL of, and provide USL with copies of, any correspondence and/or other documentation received or prepared by Unigene in connection with (1) receipt of any warning letter or other regulatory correspondence from the FDA or any other regulatory authority in connection with the manufacture, packaging and storage of Vials; (2) any recall of Vials.

7. Stability Testing and Validation. Unigene must perform its standard stability test program as committed to in the NDA for Vials and as defined in Unigene’s SOPs and the applicable FDA guidelines. Unigene will provide USL with a copy of its stability report, as it becomes available, for any Product. Unigene will, within *** (***) Business Days, after an Out Of Specification (“OOS”) result in the stability testing for any Product, and prior to re-testing for stability, notify USL of those results.

8. Validation Work or Additional Testing. Unigene will undertake all validation work as may be required by the NDA, cGMP, the Act or other applicable law, Unigene’s SOPs, or as otherwise agreed upon by the parties.

9. FDA Inspection. Unigene must advise USL promptly if Unigene receives notification that an authorized agent of the FDA or other governmental agency intends to visit the manufacturing facility, if that visit is related directly to API, Product or Vials.

10. Changes to Specifications. Neither Unigene, nor any subcontractor of Unigene, may make any changes to Specifications, testing methods, manufacturing process, or equipment without prior written approval from USL (which shall not be unreasonably withheld), including without limitation any changes in the quality, method of manufacture, or materials used in the manufacture of the Product or Vials.

11. Changes Requested by USL. If USL at any time requests a change to Product or Vials and Unigene agrees such change is reasonable, that change will be incorporated within the master batch record and/or Specifications via a written Change Request form, reviewed and agreed upon by both Unigene and USL at USL’s expense.

12. Changes Required by Regulatory Authorities. In the event the FDA requires a change ***, Unigene may make such change, and shall then notify USL and such change will become a part of the Specifications. After the NDA ***, any change required by any regulatory authority with respect to the Product or Vials will be made effective *** via a change request form prior to such incorporation. At the time of that incorporation, any such change will become part of the Specifications. If Unigene is required by any regulatory authority to perform validation studies for purposes of validating new manufacturing process or cleaning procedures or new materials and product assay procedures with respect to the Product or Vials in order to continue to engage in the manufacture of that Product or Vials for USL, those studies must be conducted in accordance with this Agreement and at Unigene’s expense.

13. Waste Disposal. Unigene shall dispose of all wastes in accordance with all applicable laws, rules and regulations.

14. Information for USL***. Without limiting the generality of the foregoing, *** with the following information in a timely manner for ***: ***.

15. Change of Terminology. In the event USL commences production of some or all of its requirements for Vials, pursuant to Section 7.3 or Section 2.5 of the Agreement, references in this Exhibit B, to Product or Vials shall, as applicable, be deemed changed to reference instead API.

EXHIBIT C - LEVY SECURITY AGREEMENT AND FIRST AMENDMENT

SEE ATTACHED

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (the “Agreement”) is entered into as of this 13th day of March, 2001 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Secured Party has agreed to loan the Company $300,000 contemporaneously with execution and delivery hereof (the “New Loan”); which New Loan is evidenced by a promissory note dated the date hereof (the “New Note”) and

WHEREAS, the Secured Party, in his sole and absolute discretion, may in the future make additional loans (“Future Loans”) to the Company which loans shall be evidenced by promissory notes (“Future Notes”); and

WHEREAS, in order to induce the Secured Party to make the New Loan and any Future Loans, the Company has agreed to grant the Secured Party a security interest in the Collateral (as hereinafter defined) to secure payment by the Company of the Obligations (as hereinafter defined); and

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. The following terms when used herein shall have the following definitions:

1.1 “Collateral” shall mean (i) the United States patents identified on Exhibit A hereto, (ii) the United States patent applications identified on Exhibit A hereto and any and all patents that issue with respect thereto, (iii) all renewals thereof, (iv) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (v) the right to sue for past, present and future infringements thereof, (vi) the goodwill of the Company’s business related to the foregoing and in connection therewith, and (vii) all of the Company’s rights corresponding thereto throughout the world.

1.2 “Event of Default” shall mean:

(a) an “Event of Default” as defined in (i) the Restated Note, (ii) the July 30 Note or (iii) the August 5 Note;

(b) any occurrence specified in Section 3 of the New Note;

(c) any event of default specified in any Future Note; and

(d) any material breach of any representation made by the Company in Section 4 hereof.

1.3 “Obligations” shall mean all indebtedness, obligations and liabilities of every kind and nature of the Company now or hereafter existing under or arising out of or in connection with the New Note, all Future Notes (if any), and this Agreement and all extensions, amendments or renewals hereof or thereof, whether for principal, premium, interest, or fees, and all or any portion of such indebtedness, obligations or liabilities that are paid to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise.

2. Grant of Security. As security for the due and punctual performance of the Obligations, the Company hereby grants to the Secured Party a security interest in the Collateral.

3. Release and Satisfaction. Upon the termination of this Agreement, the Secured Party shall promptly deliver to the Company upon request therefor and at the Company’s expense, releases and satisfactions of all registrations of the security interests granted hereunder.

4. Representations and Warranties. The Company hereby represents and warrants to the Secured Party that, as of the date hereof:

4.1. The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than a license agreement, dated as of July 15, 1997, between the Company and Warner-Lambert Company, pursuant to which the Company has licensed to Warner-Lambert Company the right to use United States patent No. 5,912,014

4.2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and own its properties as now conducted and owned. The Company is duly qualified to do business as a foreign corporation and in good standing in the State of New Jersey.

4.3. The Company has full corporate power and authority to execute, deliver and perform this Agreement and has taken all requisite corporate action necessary for (i) the authorization, execution and delivery of this Agreement and (ii) the performance of all obligations of the Company hereunder. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforcement may be limited by (a) applicable bankruptcy, insolvency, reorganization, voidable preference, fraudulent conveyance and other similar laws affecting the rights or remedies of creditors generally and (b) the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or equity).

5. Further Actions. The Company agrees that from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents and take all further action that the Secured Party reasonably may request in order to perfect the security interest granted hereby, including the execution, recording and filing of such recordation statements, financing or continuation statements, or amendments thereto, and such other instruments, documents or notices, as the Secured Party reasonably may request.

6. Covenants. During the term hereof, the Company shall:

(a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b) pay all applicable maintenance fees and other statutory fees due and payable with respect to the Collateral;

(c) take all actions reasonably necessary to defend the validity of the Collateral;

(d) use its best efforts to maintain in full force and effect the Collateral;

(e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith;

(f) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except (i) as permitted by this Agreement and (ii) that the Company may dispose of Collateral that has become obsolete;

(g) keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning all of the Collateral at its chief executive office or principal place of business; and

(h) not enter into any agreement, including, without limitation, any license agreement, inconsistent with this Agreement without the Secured Party’s prior written consent.

7. Secured Party May Perform. If the Company fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be reimbursed by the Company promptly.

8. Enforcement. Upon the occurrence of an Event of Default, the Secured Party shall have all the rights, privileges, powers and remedies of a secured party under the Uniform Commercial Code and all other applicable laws and such additional rights as are set forth herein. In addition to any other rights and remedies the Secured Party may have, the Secured Party may file and record with the United States Patent and Trademark Office an absolute assignment (as opposed to a collateral assignment) of the Collateral to the Secured Party. Upon such assignment, the Secured Party may sell, retain, or otherwise dispose of the Collateral in the same manner as any other property of the Company which constitutes security for the Obligations. In addition, the Company hereby irrevocably constitutes and appoints the Secured Party (which appointment is coupled with an interest) as its true and lawful attorney-in-fact with full power and authority and in the place and stead of the Company and in the name of the Company or in his own name, from time to time, in the Secured Party’s discretion, for the purpose upon the occurrence of an Event of Default of executing and filing such assignment of the Collateral, and executing on behalf and in the name of the Company any and all instruments and documents and to take any and all appropriate action in furtherance of the foregoing.

9. Use of Income. Until the occurrence of an Event of Default, the Company reserves the right to receive all income and royalties from the Collateral.

10. Termination. This Agreement shall terminate at such time as all of the Obligations shall have been indefeasibly fully paid and satisfied and, until such time, the Secured Party shall retain all security in the Collateral held by it hereunder.

11. Binding Effect. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Secured Party and his heirs, executors, administrators, successors and assigns.

12. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) on the same day if given by personal delivery, (ii) on the following business day if given by telecopier with confirmation of receipt, or (iii) on the following business day if given by nationally recognized overnight air courier, in each case addressed to the party to be notified at:

110 Little Falls Road

Fairfield, New Jersey, 07004,

Attention: Warren P. Levy, President

Facsimile: 973-227-6088

or at such other address as such party may designate by ten days’ advance written notice given hereunder to any other party.

13. Waiver. No delay or failure on the part of the Secured Party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by the Secured Party and then only to the extent therein set forth.

14. Modifications and Amendments. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect thereto. This Agreement may not be changed, modified or amended orally, but only by a writing signed by all parties hereto.

15. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Ronald S. Levy
Name:	Ronald S. Levy
Title:	EVP

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	Aug. 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	Nov. 24, 1987

US 5,789,234	Expression Systems for Amidating Enzyme	Aug. 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	Aug. 15, 2000

Application #09/776,537	Nasal Calcitonin Formulations	Filing Date: February 2, 2001

Application #09/780870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #60/250055	Oral Peptide Pharmaceutical Products (Provisional)	Filing Date: November 30, 2000

FIRST AMENDMENT TO PATENT SECURITY AGREEMENT

THIS FIRST AMENDMENT TO PATENT SECURITY AGREEMENT (the “Amendment”) is entered into as of this 29th day of May, 2001 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principa1 place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Company and the Secured Party are parties to that certain Patent Security Agreement dated as of March 13, 2001 (the “Agreement”) pursuant to which the Company has granted the Secured Party a security interest in certain of its patents and patent applications to secure payment by the Company of the Obligations (as defined in the Agreement); and

WHEREAS, the Secured Parry has agreed to loan the Company $300,000 contemporaneously with execution and delivery hereof (the “Current Loan”); and

WHEREAS, in order to more fully secure the payment of the Current Loan and the other Obligations, the Company and the Secured Party desire to add a certain patent application to the Collateral (as defined in the Agreement) by amending the Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The Agreement is hereby amended by deleting Exhibit A attached thereto in its entirety and substituting therefore Exhibit A attached to this Amendment.

2. No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

3. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Ronald S. Levy
Name:	Ronald S. Levy
Title:	EVP

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	Aug. 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	Nov. 24, 1987

US 5,789,234	Expression Systems for Amidating Enzyme	Aug. 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	Aug. 15, 2000

Application #09/776,537	Nasal Calcitonin Formulations	Filing Date: February 2, 2001

Application #09/780870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #60/250055	Oral Peptide Pharmaceutical Products (Provisional)	Filing Date: November 30, 2000

US 6,210,925	Direct Expression of Peptides into Culture Media (Divisional 2)	April 3, 2001

EXHIBIT D - SECOND AMENDMENT

SEE ATTACHED

SECOND AMENDMENT TO PATENT SECURITY AGREEMENT

THIS SECOND AMENDMENT TO PATENT SECURITY AGREEMENT (the “Amendment”) is entered into as of this 26th day of November, 2002 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Company and the Secured Party are parties to that certain Patent Security Agreement dated as of March 13, 2001 (the “Agreement”), as amended on May 29, 2001, pursuant to which the Company has granted the Secured Party a security interest in certain of its patents and patent applications to secure payment by the Company of the obligations (as defined in the Agreement); and

WHEREAS, the Secured Party has agreed to execute this Amendment in connection with the Company’s execution of that certain License and Development Agreement, dated the date hereof, by and between the Company and Upsher-Smith Laboratories, Inc.

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Agreement is hereby amended by:

(a)	deleting Section 4.1 in its entirety and replacing it with the following

The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than a license and development agreement, dated the date hereof, between the Company and Upsher-Smith Laboratories, Inc., pursuant to which the Company has licensed to Upsher-Smith Laboratories certain rights under the Licensed Patents (as defined in the Upsher-Smith License Agreement) including without limitation (i) Unigene’s United States Patent No. 6,440,392 issued on August 27, 2002, (ii) Unigene’s United States Patent No. 6,103,495 issued on August 15, 2000 and (iii) Unigene’s United States Patent No. 4,708,934, issued on November 24, 1987. Secured party acknowledges that Secured Party’s rights under this Agreement are subject to the Upsher-Smith License Agreement.

(b)	deleting Exhibit A attached thereto in its entirety and substituting therefore Exhibit A attached to this Amendment.

2. No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

3. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Name:	Warren P. Levy
Title:	President & CEO

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	August 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	November 24, 1987

US 6,319,685	Alpha-Amidation Enzyme (Protein Intererence)	November 20, 2001

US 5,789,234	Expression Systems for Amidating Enzyme	August 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	August 15, 2000

US 6,210,925	Direct Expression of Peptides into Culture Media (Divisional 2)	April 3, 2001

US 6,440,392	Nasal Calcitonin Formulation	August 27, 2002

Application #09/780,870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780,643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #09/997,465	Oral Peptide Pharmaceutical Products	Filing Date: November 29, 2001

Application #10/094,306	Oral Peptide Pharmaceutical Dosage Form And Method of Production	Filing Date: March 7, 2002

EXHIBIT E - JAY LEVY LETTER TO USL

Upsher-Smith Laboratories, Inc.

14905 23rd Avenue North

Minneapolis, MN 55447

Ladies and Gentlemen:

Unigene Laboratories, Inc., a Delaware corporation (“Unigene”) entered into that certain Patent Security Agreement (the “Security Agreement”), dated as of March 13, 2001, with the undersigned Mr. Jay Levy (“Secured Party”), granting a security interest in the Collateral described in the Security Agreement. Section 6 of the Security Agreement provides that Unigene may not enter into any agreement, including without limitation, any license agreement that is inconsistent with Secured Party’s rights without Secured Party’s prior written consent.

Unigene desires to enter into a license agreement, substantially in the form attached (the “License Agreement”) with Upsher-Smith Laboratories, Inc. (“USL”), under which Unigene grants a license to USL in relation to certain Licensed Patents (as defined in the License Agreement). The Licensed Patents being licensed to USL under the License Agreement constitute a portion of the Collateral described in the Security Agreement.

For good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the undersigned, Secured Party hereby:

(1) consents to the license of Licensed Patents (as defined in the License Agreement) to USL pursuant to the terms of the License Agreement;

(2) acknowledges and confirms that the License Agreement is not inconsistent with, and does not constitute a default or violation of the Security Agreement; and

(3) acknowledges that Secured Party’s rights under the Security Agreement are subject to the License Agreement and agrees that Secured Party shall be bound by all obligations of Unigene under the License Agreement in the event of foreclosure or assignment of the Collateral to Secured Party.

Sincerely,

Jay Levy
“Secured Party”

EXHIBIT F - NOTICE OF SECOND AMENDMENT

(for PTO Filing of 2nd Amendment)

SEE ATTACHED

Form PTO-1594 (Rev. 06/04)	U.S. DEPARTMENT OF COMMERCE
OMB Collection 0651-0027 (exp. 6/30/2005)	United States Patent and Trademark Office
RECORDATION FORM COVER SHEET PATENTS ONLY
To the Honorable Commissioner of the U.S. Patent and Trademark Office: Please record the attached original documents or copy thereof.

1. Name of conveying party(ies):	2. Name and address of receiving party(ies)
Unigene Laboratories, Inc.	Name: Jay Levy

Internal Address:

Additional name(s) of conveying parties attached? ☐ Yes ☒ No	Street Address: 2150 Center Avenue
3. Nature of Conveyance:

☐ Assignment	☐ Merger	City: Fort Lee

☒ Security Agreement	☐ Change of Name	State: NJ

☐ Other	Zip: 07024

Execution Date: November 26, 2002	Additional name(s) & addresses attached? ☐ Yes ☒ No

4. Application number(s) or patent number(s): If this document is being filed together with a new application, the execution date of the application is: .

A. Patent Application No.(s) 09/780,870; 09/780,643; 09/997,465; 10/094,306	B. Patent No.(s) 4,689,220; 4,708,934; 6,319,685; 5,789,234; 5,912,014

Additional numbers attached? ☒ Yes ☐ No

5. Name & address of party to whom correspondence concerning document should be mailed:	6. Total number of applications and patents involved:	13

Name: Allen Bloom Internal Address: Dechert LLP Street Address: 997 Lenox Drive Building 3, Suite 210 City: Lawrenceville State: NJ Zip: 08648	`7. Total fee (37 CFR 3.41) $520.00
☐ Enclosed
☒ Authorized to be charged to deposit account
8. Deposit account number:
04-0480 (Attach duplicate copy of this page if paying by deposit account)
DO NOT USE THIS SPACE
9. Signature and statement. To the best of my knowledge and belief, the foregoing information is true and correct and any attached copy is a true and copy of the original document.

Allen Bloom	/s/ Allen Bloom	November 26, 2002
Name of Person Signing	Signature	Date
Total number of pages including cover sheet, attachments, and document ☐
Mail documents to be recorded with required coversheet information to: Commissioner of Patents & Trademarks, Box Assignments Washington, D.C. 20231

Box 4 - Continued

4. Application number(s) or patent number(s):

A. Patent Application No.(s)	B. Patent No.(s)

6,086,918
6,103,495
6,210,925
6,440,392

SECOND AMENDMENT TO PATENT SECURITY AGREEMENT

THIS SECOND AMENDMENT TO PATENT SECURITY AGREEMENT (the “Amendment”) is entered into as of this 26th day of November, 2002 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Company and the Secured Party are parties to that certain Patent Security Agreement dated as of March 13, 2001 (the “Agreement”), as amended on May 29, 2001, pursuant to which the Company has granted the Secured Party a security interest in certain of its patents and patent applications to secure payment by the Company of the obligations (as defined in the Agreement); and

WHEREAS, the Secured Party has agreed to execute this Amendment in connection with the Company’s execution of that certain License and Development Agreement, dated the date hereof, by and between the Company and Upsher-Smith Laboratories, Inc.

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

5. Amendments. The Agreement is hereby amended by:

(a)	deleting Section 4.1 in its entirety and replacing it with the following

The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than a license and development agreement, dated the date hereof, between the Company and Upsher-Smith Laboratories, Inc., pursuant to which the Company has licensed to Upsher-Smith Laboratories certain rights under the Licensed Patents (as defined in the Upsher-Smith License Agreement) including without limitation (i) Unigene’s United States Patent No. 6,440,392 issued on August 27, 2002, (ii) Unigene’s United States Patent No. 6,103,495 issued on August 15, 2000 and (iii) Unigene’s United States Patent No. 4,708,934, issued on November 24, 1987. Secured party acknowledges that Secured Party’s rights under this Agreement are subject to the Upsher-Smith License Agreement.

(b)	deleting Exhibit A attached thereto in its entirety and substituting therefore Exhibit A attached to this Amendment.

6. No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

7. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Name:	Warren P. Levy
Title:	President & CEO

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	August 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	November 24, 1987

US 6,319,685	Alpha-Amidation Enzyme (Protein Intererence)	November 20, 2001

US 5,789,234	Expression Systems for Amidating Enzyme	August 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	August 15, 2000

US 6,210,925	Direct Expression of Peptides into Culture Media (Divisional 2)	April 3, 2001

US 6,440,392	Nasal Calcitonin Formulation	August 27, 2002

Application #09/780,870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780,643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #09/997,465	Oral Peptide Pharmaceutical Products	Filing Date: November 29, 2001

Application #10/094,306	Oral Peptide Pharmaceutical Dosage Form And Method of Production	Filing Date: March 7, 2002

EXHIBIT G - AMENDED FINANCING STATEMENT

CSC THE UNITED STATES CORPORATION COMPANY

FILING PREPARATION – LISTING OF UNANSWERED QUESTIONS

Project ID:	181242
Project Type:	UCC3
Project Description:	Unigene Laboratories
Project References:	322875

You have provided answers for all questions presented; no unanswered questions remain.

JURISDICTION LIST

STATE ID	JURISDICTION
DE	Secretary of State
NJ	Department of Treasury/Commercial Recording

Page No: 1

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CSC Corporation Service Company P.O. Box 591 Wilmington, DE 19899 (800) 927-9800	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE # 10997044		09/12/2001 DE		1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS

2.	☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3.	☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4.	☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.	☐

AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

	☐	CHANGE name and/or address: Please refer to detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete Item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6.	CURRENT RECORD INFORMATION:

OR	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

7.	CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION’S NAME

OR	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

			STATE	POSTAL CODE	COUNTRY

7d.	SEE INSTRUCTIONS	ADD’L INFO RE	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
		ORGANIZATION DEBTOR			☐	NONE

8.	AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☒ added, or give entire ☐ restated collateral description, or describe collateral ☑ assigned.

The collateral as described in the Patent Security Agreement dated as of March 13, 2001, as amended by First Amendment to Patent Security Agreement dated as of May 29, 2001 and Second Amendment to Patent Security Agreement dated as of November 26, 2002, all of which are appended as Attachment A.

9.	NAME of SECURED PARTY of RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☒ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME
Unigene Laboratories, Inc.

	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10.	OPTIONAL FILER REFERENCE DATA		CSC ID: 181242 DE-Secretary of State

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 07/29/98)

UCC FINANCING STATEMENT AMENDMENT ADDENDUM

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
11.	INITIAL FINANCING STATEMENT FILE # (same as Item 1a on Amendment form)
10997044			9/12/2001
12.	NAME of PARTY AUTHORIZING this AMENDMENT (same as item 9 on Amendment form)
12a. ORGANIZATION’S NAME
Unigene Laboratories, Inc.
OR	12b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX
13.	Use this space for additional information

Secured Parties: Levy, Jay				THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

ATTACHMENT A

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (the “Agreement”) is entered into as of this 13th day of March, 2001 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Secured Party has agreed to loan the Company $300,000 contemporaneously with execution and delivery hereof (the “New Loan”); which New Loan is evidenced by a promissory note dated the date hereof (the “New Note”) and

WHEREAS, the Secured Party, in his sole and absolute discretion, may in the future make additional loans (“Future Loans”) to the Company which loans shall be evidenced by promissory notes (“Future Notes”); and

WHEREAS, in order to induce the Secured Party to make the New Loan and any Future Loans, the Company has agreed to grant the Secured Party a security interest in the Collateral (as hereinafter defined) to secure payment by the Company of the Obligations (as hereinafter defined); and

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. The following terms when used herein shall have the following definitions:

1.1 “Collateral” shall mean (i) the United States patents identified on Exhibit A hereto, (ii) the United States patent applications identified on Exhibit A hereto and any and all patents that issue with respect thereto, (iii) all renewals thereof, (iv) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (v) the right to sue for past, present and future infringements thereof, (vi) the goodwill of the Company’s business related to the foregoing and in connection therewith, and (vii) all of the Company’s rights corresponding thereto throughout the world.

1.2 “Event of Default” shall mean:

(a) an “Event of Default” as defined in (i) the Restated Note, (ii) the July 30 Note or (iii) the August 5 Note;

(b) any occurrence specified in Section 3 of the New Note;

(c) any event of default specified in any Future Note; and

(d) any material breach of any representation made by the Company in Section 4 hereof.

1.3 “Obligations” shall mean all indebtedness, obligations and liabilities of every kind and nature of the Company now or hereafter existing under or arising out of or in connection with the New Note, all Future Notes (if any), and this Agreement and all extensions, amendments or renewals hereof or thereof, whether for principal, premium, interest, or fees, and all or any portion of such indebtedness, obligations or liabilities that are paid to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise.

2. Grant of Security. As security for the due and punctual performance of the Obligations, the Company hereby grants to the Secured Party a security interest in the Collateral.

3. Release and Satisfaction. Upon the termination of this Agreement, the Secured Party shall promptly deliver to the Company upon request therefor and at the Company’s expense, releases and satisfactions of all registrations of the security interests granted hereunder.

4. Representations and Warranties. The Company hereby represents and warrants to the Secured Party that, as of the date hereof:

4.1. The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than a license agreement, dated as of July 15, 1997, between the Company and Warner-Lambert Company, pursuant to which the Company has licensed to Warner-Lambert Company the right to use United States patent No. 5,912,014

4.2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and own its properties as now conducted and owned. The Company is duly qualified to do business as a foreign corporation and in good standing in the State of New Jersey.

4.3. The Company has full corporate power and authority to execute, deliver and perform this Agreement and has taken all requisite corporate action necessary for (i) the authorization, execution and delivery of this Agreement and (ii) the performance of all obligations of the Company hereunder. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforcement may be limited by (a) applicable bankruptcy, insolvency, reorganization, voidable preference, fraudulent conveyance and other similar laws affecting the rights or remedies of creditors generally and (b) the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or equity).

5. Further Actions. The Company agrees that from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents and take all further action that the Secured Party reasonably may request in order to perfect the security interest granted hereby, including the execution, recording and filing of such recordation statements, financing or continuation statements, or amendments thereto, and such other instruments, documents or notices, as the Secured Party reasonably may request.

6. Covenants. During the term hereof, the Company shall:

(a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b) pay all applicable maintenance fees and other statutory fees due and payable with respect to the Collateral;

(c) take all actions reasonably necessary to defend the validity of the Collateral;

(d) use its best efforts to maintain in full force and effect the Collateral;

(e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith;

(f) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except (i) as permitted by this Agreement and (ii) that the Company may dispose of Collateral that has become obsolete;

(g) keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning all of the Collateral at its chief executive office or principal place of business; and

(h) not enter into any agreement, including, without limitation, any license agreement, inconsistent with this Agreement without the Secured Party’s prior written consent.

7. Secured Party May Perform. If the Company fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be reimbursed by the Company promptly.

8. Enforcement. Upon the occurrence of an Event of Default, the Secured Party shall have all the rights, privileges, powers and remedies of a secured party under the Uniform Commercial Code and all other applicable laws and such additional rights as are set forth herein. In addition to any other rights and remedies the Secured Party may have, the Secured Party may file and record with the United States Patent and Trademark Office an absolute assignment (as opposed to a collateral assignment) of the Collateral to the Secured Party. Upon such assignment, the Secured Party may sell, retain, or otherwise dispose of the Collateral in the same manner as any other property of the Company which constitutes security for the Obligations. In addition, the Company hereby irrevocably constitutes and appoints the Secured Party (which appointment is coupled with an interest) as its true and lawful attorney-in-fact with full power and authority and in the place and stead of the Company and in the name of the Company or in his own name, from time to time, in the Secured Party’s discretion, for the purpose upon the occurrence of an Event of Default of executing and filing such assignment of the Collateral, and executing on behalf and in the name of the Company any and all instruments and documents and to take any and all appropriate action in furtherance of the foregoing.

9. Use of Income. Until the occurrence of an Event of Default, the Company reserves the right to receive all income and royalties from the Collateral.

10. Termination. This Agreement shall terminate at such time as all of the Obligations shall have been indefeasibly fully paid and satisfied and, until such time, the Secured Party shall retain all security in the Collateral held by it hereunder.

11. Binding Effect. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Secured Party and his heirs, executors, administrators, successors and assigns.

12. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) on the same day if given by personal delivery, (ii) on the following business day if given by telecopier with confirmation of receipt, or (iii) on the following business day if given by nationally recognized overnight air courier, in each case addressed to the party to be notified at:

110 Little Falls Road

Fairfield, New Jersey, 07004,

Attention: Warren P. Levy, President

Facsimile: 973-227-6088

or at such other address as such party may designate by ten days’ advance written notice given hereunder to any other party.

13. Waiver. No delay or failure on the part of the Secured Party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by the Secured Party and then only to the extent therein set forth.

14. Modifications and Amendments. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect thereto. This Agreement may not be changed, modified or amended orally, but only by a writing signed by all parties hereto.

15. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Ronald S. Levy
Name:	Ronald S. Levy
Title:	EVP

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	Aug. 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	Nov. 24, 1987

US 5,789,234	Expression Systems for Amidating Enzyme	Aug. 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	Aug. 15, 2000

Application #09/776,537	Nasal Calcitonin Formulations	Filing Date: February 2, 2001

Application #09/780870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #60/250055	Oral Peptide Pharmaceutical Products (Provisional)	Filing Date: November 30, 2000

FIRST AMENDMENT TO PATENT SECURITY AGREEMENT

THIS FIRST AMENDMENT TO PATENT SECURITY AGREEMENT (the “Amendment”) is entered into as of this 29th day of May, 2001 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Company and the Secured Party are parties to that certain Patent Security Agreement dated as of March 13, 2001 (the “Agreement”) pursuant to which the Company has granted the Secured Party a security interest in certain of its patents and patent applications to secure payment by the Company of the Obligations (as defined in the Agreement); and

WHEREAS, the Secured Parry has agreed to loan the Company $300,000 contemporaneously with execution and delivery hereof (the “Current Loan”); and

WHEREAS, in order to more fully secure the payment of the Current Loan and the other Obligations, the Company and the Secured Party desire to add a certain patent application to the Collateral (as defined in the Agreement) by amending the Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The Agreement is hereby amended by deleting Exhibit A attached thereto in its entirety and substituting therefore Exhibit A attached to this Amendment.

2. No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

3. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Ronald S. Levy
Name:	Ronald S. Levy
Title:	EVP

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	Aug. 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	Nov. 24, 1987

US 5,789,234	Expression Systems for Amidating Enzyme	Aug. 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	Aug. 15, 2000

Application #09/776,537	Nasal Calcitonin Formulations	Filing Date: February 2, 2001

Application #09/780870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #60/250055	Oral Peptide Pharmaceutical Products (Provisional)	Filing Date: November 30, 2000

US 6,210,925	Direct Expression of Peptides into Culture Media (Divisional 2)	April 3, 2001

SECOND AMENDMENT TO PATENT SECURITY AGREEMENT

THIS SECOND AMENDMENT TO PATENT SECURITY AGREEMENT (the “Amendment”) is entered into as of this 26th day of November, 2002 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Company and the Secured Party are parties to that certain Patent Security Agreement dated as of March 13, 2001 (the “Agreement”), as amended on May 29, 2001, pursuant to which the Company has granted the Secured Party a security interest in certain of its patents and patent applications to secure payment by the Company of the obligations (as defined in the Agreement); and

WHEREAS, the Secured Party has agreed to execute this Amendment in connection with the Company’s execution of that certain License and Development Agreement, dated the date hereof, by and between the Company and Upsher-Smith Laboratories, Inc.

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Agreement is hereby amended by:

(a)	deleting Section 4.1 in its entirety and replacing it with the following

The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than a license and development agreement, dated the date hereof, between the Company and Upsher-Smith Laboratories, Inc., pursuant to which the Company has licensed to Upsher-Smith Laboratories certain rights under the Licensed Patents (as defined in the Upsher-Smith License Agreement) including without limitation (i) Unigene’s United States Patent No. 6,440,392 issued on August 27, 2002, (ii) Unigene’s United States Patent No. 6,103,495 issued on August 15, 2000 and (iii) Unigene’s United States Patent No. 4,708,934, issued on November 24, 1987. Secured party acknowledges that Secured Party’s rights under this Agreement are subject to the Upsher-Smith License Agreement.

(b)	deleting Exhibit A attached thereto in its entirety and substituting therefore Exhibit A attached to this Amendment.

2. No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

3. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Name:	Warren P. Levy
Title:	President & CEO

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	August 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	November 24, 1987

US 6,319,685	Alpha-Amidation Enzyme (Protein Intererence)	November 20, 2001

US 5,789,234	Expression Systems for Amidating Enzyme	August 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	August 15, 2000

US 6,210,925	Direct Expression of Peptides into Culture Media (Divisional 2)	April 3, 2001

US 6,440,392	Nasal Calcitonin Formulation	August 27, 2002

Application #09/780,870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780,643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #09/997,465	Oral Peptide Pharmaceutical Products	Filing Date: November 29, 2001

Application #10/094,306	Oral Peptide Pharmaceutical Dosage Form And Method of Production	Filing Date: March 7, 2002

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Corporation Service Company Suite 100, 2730 Gateway Oaks Drive Sacramento, CA 95833	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE # 01922681		08/17/1999 NJ		1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS

2.	☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3.	☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4.	☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.	☐

AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

	☐	CHANGE name and/or address: Please refer to detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete Item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6.	CURRENT RECORD INFORMATION:

OR	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

7.	CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION’S NAME

OR	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

			STATE	POSTAL CODE	COUNTRY

7d.	SEE INSTRUCTIONS	ADD’L INFO RE	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any
		ORGANIZATION DEBTOR			☐	NONE

8.	AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☒ added, or give entire ☐ restated collateral description, or describe collateral ☑ assigned.

The collateral as described in the Patent Security Agreement dated as of March 13, 2001, as amended by First Amendment to Patent Security Agreement dated as of May 29, 2001 and Second Amendment to Patent Security Agreement dated as of November 26, 2002, all of which are appended as Attachment A.

9.	NAME of SECURED PARTY of RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☒ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME
Unigene Laboratories, Inc.

9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10.	OPTIONAL FILER REFERENCE DATA	Debtor(s)	Unigene Laboratories, Inc.
CSC ID: 181242 NJ-Department of Treasury/Commercial Recording

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 07/29/98)

UCC FINANCING STATEMENT AMENDMENT ADDENDUM

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
11.	INITIAL FINANCING STATEMENT FILE # (same as Item 1a on Amendment form)
	01922681		08/17/1999
12.	NAME of PARTY AUTHORIZING this AMENDMENT (same as item 9 on Amendment form)
12a. ORGANIZATION’S NAME
Unigene Laboratories, Inc.
OR	12b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX
13.	Use this space for additional information

Secured Parties: Levy, Jay				THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

ATTACHMENT A

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (the “Agreement”) is entered into as of this 13th day of March, 2001 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Secured Party has agreed to loan the Company $300,000 contemporaneously with execution and delivery hereof (the “New Loan”); which New Loan is evidenced by a promissory note dated the date hereof (the “New Note”) and

WHEREAS, the Secured Party, in his sole and absolute discretion, may in the future make additional loans (“Future Loans”) to the Company which loans shall be evidenced by promissory notes (“Future Notes”); and

WHEREAS, in order to induce the Secured Party to make the New Loan and any Future Loans, the Company has agreed to grant the Secured Party a security interest in the Collateral (as hereinafter defined) to secure payment by the Company of the Obligations (as hereinafter defined); and

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. The following terms when used herein shall have the following definitions:

1.1 “Collateral” shall mean (i) the United States patents identified on Exhibit A hereto, (ii) the United States patent applications identified on Exhibit A hereto and any and all patents that issue with respect thereto, (iii) all renewals thereof, (iv) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (v) the right to sue for past, present and future infringements thereof, (vi) the goodwill of the Company’s business related to the foregoing and in connection therewith, and (vii) all of the Company’s rights corresponding thereto throughout the world.

1.2 “Event of Default” shall mean:

(a) an “Event of Default” as defined in (i) the Restated Note, (ii) the July 30 Note or (iii) the August 5 Note;

(b) any occurrence specified in Section 3 of the New Note;

(c) any event of default specified in any Future Note; and

(d) any material breach of any representation made by the Company in Section 4 hereof.

1.3 “Obligations” shall mean all indebtedness, obligations and liabilities of every kind and nature of the Company now or hereafter existing under or arising out of or in connection with the New Note, all Future Notes (if any), and this Agreement and all extensions, amendments or renewals hereof or thereof, whether for principal, premium, interest, or fees, and all or any portion of such indebtedness, obligations or liabilities that are paid to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise.

2. Grant of Security. As security for the due and punctual performance of the Obligations, the Company hereby grants to the Secured Party a security interest in the Collateral.

3. Release and Satisfaction. Upon the termination of this Agreement, the Secured Party shall promptly deliver to the Company upon request therefor and at the Company’s expense, releases and satisfactions of all registrations of the security interests granted hereunder.

4. Representations and Warranties. The Company hereby represents and warrants to the Secured Party that, as of the date hereof:

4.1. The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than a license agreement, dated as of July 15, 1997, between the Company and Warner-Lambert Company, pursuant to which the Company has licensed to Warner-Lambert Company the right to use United States patent No. 5,912,014

4.2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and own its properties as now conducted and owned. The Company is duly qualified to do business as a foreign corporation and in good standing in the State of New Jersey.

4.3. The Company has full corporate power and authority to execute, deliver and perform this Agreement and has taken all requisite corporate action necessary for (i) the authorization, execution and delivery of this Agreement and (ii) the performance of all obligations of the Company hereunder. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforcement may be limited by (a) applicable bankruptcy, insolvency, reorganization, voidable preference, fraudulent conveyance and other similar laws affecting the rights or remedies of creditors generally and (b) the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or equity).

5. Further Actions. The Company agrees that from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents and take all further action that the Secured Party reasonably may request in order to perfect the security interest granted hereby, including the execution, recording and filing of such recordation statements, financing or continuation statements, or amendments thereto, and such other instruments, documents or notices, as the Secured Party reasonably may request.

6. Covenants. During the term hereof, the Company shall:

(a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b) pay all applicable maintenance fees and other statutory fees due and payable with respect to the Collateral;

(c) take all actions reasonably necessary to defend the validity of the Collateral;

(d) use its best efforts to maintain in full force and effect the Collateral;

(e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith;

(f) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except (i) as permitted by this Agreement and (ii) that the Company may dispose of Collateral that has become obsolete;

(g) keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning all of the Collateral at its chief executive office or principal place of business; and

(h) not enter into any agreement, including, without limitation, any license agreement, inconsistent with this Agreement without the Secured Party’s prior written consent.

7. Secured Party May Perform. If the Company fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be reimbursed by the Company promptly.

8. Enforcement. Upon the occurrence of an Event of Default, the Secured Party shall have all the rights, privileges, powers and remedies of a secured party under the Uniform Commercial Code and all other applicable laws and such additional rights as are set forth herein. In addition to any other rights and remedies the Secured Party may have, the Secured Party may file and record with the United States Patent and Trademark Office an absolute assignment (as opposed to a collateral assignment) of the Collateral to the Secured Party. Upon such assignment, the Secured Party may sell, retain, or otherwise dispose of the Collateral in the same manner as any other property of the Company which constitutes security for the Obligations. In addition, the Company hereby irrevocably constitutes and appoints the Secured Party (which appointment is coupled with an interest) as its true and lawful attorney-in-fact with full power and authority and in the place and stead of the Company and in the name of the Company or in his own name, from time to time, in the Secured Party’s discretion, for the purpose upon the occurrence of an Event of Default of executing and filing such assignment of the Collateral, and executing on behalf and in the name of the Company any and all instruments and documents and to take any and all appropriate action in furtherance of the foregoing.

9. Use of Income. Until the occurrence of an Event of Default, the Company reserves the right to receive all income and royalties from the Collateral.

10. Termination. This Agreement shall terminate at such time as all of the Obligations shall have been indefeasibly fully paid and satisfied and, until such time, the Secured Party shall retain all security in the Collateral held by it hereunder.

11. Binding Effect. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Secured Party and his heirs, executors, administrators, successors and assigns.

12. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) on the same day if given by personal delivery, (ii) on the following business day if given by telecopier with confirmation of receipt, or (iii) on the following business day if given by nationally recognized overnight air courier, in each case addressed to the party to be notified at:

110 Little Falls Road

Fairfield, New Jersey, 07004,

Attention: Warren P. Levy, President

Facsimile: 973-227-6088

or at such other address as such party may designate by ten days’ advance written notice given hereunder to any other party.

13. Waiver. No delay or failure on the part of the Secured Party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by the Secured Party and then only to the extent therein set forth.

14. Modifications and Amendments. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect thereto. This Agreement may not be changed, modified or amended orally, but only by a writing signed by all parties hereto.

15. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Ronald S. Levy
Name:	Ronald S. Levy
Title:	EVP

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	Aug. 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	Nov. 24, 1987

US 5,789,234	Expression Systems for Amidating Enzyme	Aug. 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	Aug. 15, 2000

Application #09/776,537	Nasal Calcitonin Formulations	Filing Date: February 2, 2001

Application #09/780870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #60/250055	Oral Peptide Pharmaceutical Products (Provisional)	Filing Date: November 30, 2000

FIRST AMENDMENT TO PATENT SECURITY AGREEMENT

THIS FIRST AMENDMENT TO PATENT SECURITY AGREEMENT (the “Amendment”) is entered into as of this 29th day of May, 2001 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Company and the Secured Party are parties to that certain Patent Security Agreement dated as of March 13, 2001 (the “Agreement”) pursuant to which the Company has granted the Secured Party a security interest in certain of its patents and patent applications to secure payment by the Company of the Obligations (as defined in the Agreement); and

WHEREAS, the Secured Parry has agreed to loan the Company $300,000 contemporaneously with execution and delivery hereof (the “Current Loan”); and

WHEREAS, in order to more fully secure the payment of the Current Loan and the other Obligations, the Company and the Secured Party desire to add a certain patent application to the Collateral (as defined in the Agreement) by amending the Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The Agreement is hereby amended by deleting Exhibit A attached thereto in its entirety and substituting therefore Exhibit A attached to this Amendment.

2. No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

3. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Ronald S. Levy
Name:	Ronald S. Levy
Title:	EVP

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	Aug. 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	Nov. 24, 1987

US 5,789,234	Expression Systems for Amidating Enzyme	Aug. 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	Aug. 15, 2000

Application #09/776,537	Nasal Calcitonin Formulations	Filing Date: February 2, 2001

Application #09/780870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #60/250055	Oral Peptide Pharmaceutical Products (Provisional)	Filing Date: November 30, 2000

US 6,210,925	Direct Expression of Peptides into Culture Media (Divisional 2)	April 3, 2001

SECOND AMENDMENT TO PATENT SECURITY AGREEMENT

THIS SECOND AMENDMENT TO PATENT SECURITY AGREEMENT (the “Amendment”) is entered into as of this 26th day of November, 2002 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

WITNESSETH:

WHEREAS, the Company and the Secured Party are parties to that certain Patent Security Agreement dated as of March 13, 2001 (the “Agreement”), as amended on May 29, 2001, pursuant to which the Company has granted the Secured Party a security interest in certain of its patents and patent applications to secure payment by the Company of the obligations (as defined in the Agreement); and

WHEREAS, the Secured Party has agreed to execute this Amendment in connection with the Company’s execution of that certain License and Development Agreement, dated the date hereof, by and between the Company and Upsher-Smith Laboratories, Inc.

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Agreement is hereby amended by:

(a)	deleting Section 4.1 in its entirety and replacing it with the following

The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than a license and development agreement, dated the date hereof, between the Company and Upsher-Smith Laboratories, Inc., pursuant to which the Company has licensed to Upsher-Smith Laboratories certain rights under the Licensed Patents (as defined in the Upsher-Smith License Agreement) including without limitation (i) Unigene’s United States Patent No. 6,440,392 issued on August 27, 2002, (ii) Unigene’s United States Patent No. 6,103,495 issued on August 15, 2000 and (iii) Unigene’s United States Patent No. 4,708,934, issued on November 24, 1987. Secured party acknowledges that Secured Party’s rights under this Agreement are subject to the Upsher-Smith License Agreement.

(b)	deleting Exhibit A attached thereto in its entirety and substituting therefore Exhibit A attached to this Amendment.

2. No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

3. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Name:	Warren P. Levy
Title:	President & CEO

/s/ Jay Levy
JAY LEVY

EXHIBIT A

Unigene U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	August 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	November 24, 1987

US 6,319,685	Alpha-Amidation Enzyme (Protein Intererence)	November 20, 2001

US 5,789,234	Expression Systems for Amidating Enzyme	August 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	August 15, 2000

US 6,210,925	Direct Expression of Peptides into Culture Media (Divisional 2)	April 3, 2001

US 6,440,392	Nasal Calcitonin Formulation	August 27, 2002

Application #09/780,870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780,643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #09/997,465	Oral Peptide Pharmaceutical Products	Filing Date: November 29, 2001

Application #10/094,306	Oral Peptide Pharmaceutical Dosage Form And Method of Production	Filing Date: March 7, 2002